As filed with the Securities and Exchange Commission on May 20, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

SEMI-ANNUAL REPORT: 03/31/21

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

John W. Rogers, Jr.	Mellody Hobson
Chairman and	Co-CEO and
Co-CEO	President

Average annual total returns as of 03/31/21

	1Q21	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	19.50%	102.70%	11.97%	13.71%	11.09%	11.49%

Russell 2500TM Value Index	16.83	87.47	10.88	12.15	10.23	11.18

Russell 2500TM Index	10.93	89.40	15.34	15.93	12.20	11.23

S&P 500® Index	6.17	56.35	16.78	16.29	13.91	10.89

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 03/31/21

	1Q21	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	15.65%	81.07%	10.16%	11.28%	10.21%	10.72%

Russell Midcap® Value Index	13.05	73.76	10.70	11.60	11.05	11.38

Russell Midcap® Index	8.14	73.64	14.73	14.67	12.47	11.66

S&P 500® Index	6.17	56.35	16.78	16.29	13.91	10.36

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM     3

DEAR FELLOW SHAREHOLDER:

Six months ago, we ended our September 30, 2020 letter by writing, “…we believe smaller companies are well-positioned to slingshot out of this pandemic.” We were not just “talking our book.” Instead, we offered a detailed rationale for our optimism. Since then, we have witnessed a market leadership change with smaller companies and value shares taking center stage. For the quarter ending March 31, 2021, large cap indices performed well on an absolute basis, but their relative results significantly lagged the re-discovered small and midcap benchmarks as well as our funds.

Ariel Fund and Ariel Appreciation Fund beat both their value and core benchmarks as well as the broad market during the three-month period, with only a bit of cash and a lack of Energy marginally nipping results.

For the first time in our 38-year history we have posted triple digit twelve-month gains. These eye-popping one-year numbers have been turbocharged by renewed investor interest in our sweet spot—misunderstood, ignored and unloved small and mid-sized companies. While on the surface, returns might appear to be excessive, they make perfect sense in the context of the pandemic-induced free-fall and outsized investor fears that roiled markets last Spring. In the wake of a strong economic recovery, rationality has prevailed. That said, The New York Times is right to counsel, “As an investor, you aren’t likely to see many years like this.”1

THE MADNESS OF CROWDS

It is fair to say, crowds have been more than a bit mad this year. The gates have literally and figuratively been stormed as increasingly divided societies boldly took to the streets in our country and around the world. Even homebound day traders mounted a gloves-off attack against “big money” market makers. Armed with stimulus checks, FinTech apps and message boards, they decided it was time to be seen and heard. “[With] retail trading now account[ing] for as much volume as mutual funds and hedge funds combined,”

the pack flexed its muscle.2 Surging share prices were decoupled from fundamentals. Out of nowhere, some of the most random stocks were “crowdfunded” by everyday people, united in their mission to leverage the power in their numbers. They bid up the frailest of names to unimaginable heights and took public victory laps as they giddily squeezed hedge fund shorts along the way.

The poster child for this fury was a flailing fanboy favorite. As the Financial Times summed, “Investors coordinating their purchases on Reddit’s Wall Street Bets message board were able to drive up the share price of GameStop, the US video retailer, from less than $20 at the start of the year to more than $480 by late January, while the prices of some other beaten down stocks also soared.”3 That random and frenetic action distorted smaller company benchmark returns in ways never seen before. GameStop’s (GME) +907% return was not only the single largest contributor to the small cap benchmarks4 for the quarter; this one company, whose average weight was under 0.50% in the Russell 2000 Value Index, added a whopping 75 basis points to its returns for the period.

SIDESTEPPING THE SIDESHOWS

These crowded trades were just one of the many manias that have played out this year. Of late, headlines are dominated by speculative excess. Bitcoin and other cryptocurrencies are now even juicing some corporate balance sheets. SPACs—the blank check companies waiting around for something to buy—have raised more money so far than in all of 2020. And newfangled concepts called NFTs, short for non-fungible tokens (which explains everything), put head scratching value on any and all things digital. There is a last century, dotcom feel to this simmering mania.

While we are aware of the dubious forces around us, we are not distracted from our task at hand—mining value. But now, at a time of ever intensifying market highs, some are asking if value still has room to run, given its meaningful performance divergence from its growth stock peers since

[1]	Sommer, Jeff. “Now That Everyone is Bullish, Exercise Caution,” The New York Times. April 25, 2021.
[2]	Phillips, Matt. “As Retail Trading Spikes, A Focus on the Little Guy,” The New York Times. April 15, 2021.
[3]	Fletcher, Laurence. “Hedge funds rethink after GameStop pain,” Financial Times. April 15, 2021.
[4]	Russell 2000 and Russell 2000 Value Indices.

4    SLOW AND STEADY WINS THE RACE

last Fall. We believe the following graphs make a convincing case for value’s continued outperformance. The first shows value still trades at a steep discount relative to growth despite recent performance strength.

Relative fwd P/E of Russell 1000 Value vs. Growth (1978–present)

Source: BofA US Equity & US Quant Strategy. FactSet

A look back to 1926, as depicted below, shows value tends to beat growth for an average duration of 33 months. As of April 2021, we were in month seven.

Value/Growth performance (Fama French factors based on Book Value to Price) with cycles determined by 10% moves

Source: Tuck School of Business data library. BofA US Equity & Quant Strategy; Note: March performance is based on the Russell 1000 Balue and Growth Index. Past performance does not guarantee future results.

In what has been one of the most incredible and unpredictable market environments in history, we remain focused on the fundamentals of individual companies as opposed to the vicissitudes of the markets and market actors around us. One could easily become sidetracked by the sideshows. Instead, our long-term, patient investing philosophy compels us to look beyond the horizon and to tune out the noise. We can sleep at night knowing we own shares of real businesses. In the end, fundamentals matter, and the circus always moves on. To this last point, we are always watching closely for signs of cracks and fissures, waiting to pounce. Sooner or later, there might even be opportunity in some of today’s irrationality.

“We can sleep at night knowing we own shares of real businesses.”

PORTFOLIO COMINGS AND GOINGS

While we did not exit any holdings during the quarter in Ariel Fund, we initiated a position in Axalta Coating Systems, Ltd. (AXTA) which is emerging from the shadow of its former parent, DuPont. We expect Axalta—a leading manufacturer of coatings for cars and trucks—to continue to gain market share from ongoing consolidation in its refinishing business and further margin improvement through cost savings programs.

Likewise, we added nVent Electric (NVT) and Axalta to Ariel Appreciation Fund while successfully exiting Nordstrom, Inc. (JWN) and ViacomCBS Inc. (VIAC).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W.Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

ARIELINVESTMENTS.COM     5

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer discretionary	27.29	18.32	16.67	16.49

Financials	22.48	20.96	14.40	10.86

Industrials	20.21	19.54	18.56	14.13

Health care	7.33	6.02	14.40	12.43

Real estate	5.46	11.31	8.13	2.46

Consumer staples	3.12	3.22	3.02	5.47

Utilities	3.10	3.85	3.00	2.88

Basic materials	1.34	5.32	4.18	1.91

Energy	1.21	4.34	3.59	2.87

Technology	0.00	6.04	12.79	27.05

Telecommunications	0.00	1.09	1.27	3.45

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 3/31/21

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	19.50	102.70	11.97	13.71	11.09	9.39	11.49

Ariel Fund–Institutional Class+	19.59	103.37	12.32	14.05	11.41	9.55	11.58

Russell 2500TM Value Index	16.83	87.47	10.88	12.15	10.23	9.89	11.18

Russell 2500TM Index	10.93	89.40	15.34	15.93	12.20	10.51	11.23

S&P 500® Index	6.17	56.35	16.78	16.29	13.91	8.47	10.89

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/20)
Investor Class	1.04%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	Lazard Ltd., Class A	4.3	6.	Envista Holdings Corp.	3.2
2.	Mohawk Industries, Inc.	4.1	7.	JLL	3.2
3.	First American Financial Corp.	3.6	8.	Meredith Corp.	3.1
4.	Nielsen Holdings plc	3.4	9.	Affiliated Managers Group, Inc.	3.1
5.	Interpublic Group of Cos., Inc.	3.3	10.	J.M. Smucker Co.	3.1

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

6    SLOW AND STEADY WINS THE RACE

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	32.96	15.62	11.71	10.86

Consumer discretionary	22.63	16.88	16.37	16.49

Industrials	14.42	19.40	18.35	14.13

Health Care	13.05	6.84	11.20	12.43

Consumer staples	7.37	4.49	4.49	5.47

Utilities	3.04	7.58	5.08	2.88

Real estate	1.98	10.17	7.75	2.46

Energy	1.40	4.38	3.40	2.87

Technology	0.00	8.11	16.09	27.05

Basic materials	0.00	4.81	3.70	1.91

Telecommunications	0.00	1.71	1.86	3.45

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 3/31/21

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	15.65	81.07	10.16	11.28	10.21	8.97	10.72

Ariel Appreciation Fund–Institutional Class+	15.72	81.61	10.50	11.62	10.53	9.13	10.82

Russell Midcap® Value Index	13.05	73.76	10.70	11.60	11.05	10.14	11.38

Russell Midcap® Index	8.14	73.64	14.73	14.67	12.47	10.48	11.66

S&P 500® Index	6.17	56.35	16.78	16.29	13.91	8.47	10.36

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/20)
Investor Class	1.15%
Institutional Class	0.84%

Top ten equity holdings (% of net assets)

1.	Northern Trust Corp.	4.0	6.	Interpublic Group of Cos., Inc.	3.6
2.	BOK Financial Corp.	3.9	7.	The Charles Schwab Corp.	3.5
3.	Aflac, Inc.	3.7	8.	Laboratory Corp. of America Holdings	3.5
4.	Goldman Sachs Group, Inc.	3.7	9.	Progressive Corp.	3.5
5.	Lazard Ltd., Class A	3.6	10.	Walgreens Boots Alliance, Inc.	3.5

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM    7

Charles K. Bobrinskoy

Vice Chairman

Portfolio Manager

Average annual total returns as of 03/31/21

	1Q21	1-year	3-year	5-year	10-year	Since inception*
Ariel Focus Fund	16.48%	85.57%	11.00%	13.20%	9.48%	6.90%
Russell 1000® Value Index	11.26	56.09	10.96	11.74	10.99	8.05
S&P 500® Index	6.17	56.35	16.78	16.29	13.91	10.20

* The inception date for Ariel Focus Fund is 06/30/05.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund continued a period of strong relative and absolute performance returning +16.48% in the first quarter and +85.57% for the year ended March 31, 2021, outperforming the Russell 1000 Value as well as the S&P 500 for both periods. The three holdings contributing most to first quarter returns were ViacomCBS, Inc. (VIAC), The Mosaic Company (MOS) and Snap-On Inc. (SNA). Only two holdings had negative returns during the quarter—NOV Inc. (NOV) and Madison Square Garden Entertainment Corp. (MSGE).

The last twelve months have been challenging. In addition to the hundreds of thousands of deaths caused by the pandemic,

the negative impact on mental health, student achievement and the overall economy will likely be felt for years to come. This past year did, however, offer a real-time illustration of how our core investment strategy can, in the right circumstances, produce strong investment results. At Ariel, we seek to buy high quality companies whose stock price has been driven well below intrinsic value by Wall Street’s excessive focus on a short-term problem or factor. Although the market is very efficient, an excessive focus on the short-term can create inefficiencies or opportunities. A temporary factor might be a downturn in the high-yield bond market driving up LBO financing costs for KKR & Co. Inc. (KKR), start-up costs for Lockheed Martin Corp.’s (LMT) new F-35 jet pressuring near-term margins or the decline in 2021 GAAP revenue for

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

8     SLOW AND STEADY WINS THE RACE

Oracle Corporation (ORCL) due to a change in accounting methods. In all these examples, stock prices were driven well-below our calculations of intrinsic value. We invested in each company with good outcomes. Later, we will offer instances when this strategy is not successful.

THREE IS THE MAGIC NUMBER

In early 2020, the pandemic provided us the opportunity to initiate or add to positions in companies that would experience earnings pressure in the short-term but should rebound once the economy reopened. As written in prior letters, we divided companies into four groups. First, those who would benefit from a lock-down (e.g. online retailers). Second, those that would be generally unaffected (e.g. electric utilities). Next, companies that would be hurt in the short-term, but only temporarily. Lastly, companies that might be permanently harmed, either because they had too much debt or because demand for their products or services was forever impaired. Our core investment strategy pointed us to the third group, companies that would be hurt by COVID-19 in the short-term but should recover in a reopening.

Our largest positions over the last quarter demonstrate our emphasis on these stocks. In our opinion, all ten of our largest holdings fall into this category. Eight out of ten saw a significant drop in profits due to Covid-19. Each saw a material drop in its stock price. As 2020 progressed and signs of an economic reopening became undeniable, nine of these companies saw solid improvement in their operating performance. All except MSGE had operating profits exceed pre-Covid levels.

Our largest holding, Snap-On, Inc.’s tool business faced clear short-term headwinds in March of 2020. Its auto-repair shop customers experienced a sharp drop in business given the -41% decline in miles driven from February to April. Fewer miles driven means fewer accidents, less wear and tear and therefore less business for auto mechanics. Investors feared repair shops would cut their purchases of Snap-On tools and diagnostic systems. And in the short-term, they did. In the second quarter of 2020 Snap-On’s operating profit slumped a sobering -39% from the same quarter a year prior. Their stock declined even more—falling from $170 in January 2020 to a low of $91 in March. We added to our position based upon our belief that the downturn in miles driven and automobile servicing was temporary and that demand for Snap-On’s tools would be just as strong post-reopening. The company rewarded our confidence, posting fourth quarter operating profits that were +22% above pre-Covid levels a year earlier. Its stock also more than doubled from its 2020 low to an all-time high of $231 as we go to print.

PENT-UP DEMAND FOR GROUP THREE COMPANIES

This strength in fourth quarter earnings across many of our largest positions contributed to our strong first quarter performance. Table 1 below shows the change in operating income versus a year prior in both last year’s second and fourth quarters. Note how many were “Group Three Companies,” hit hard by Covid-19 lockdowns but able to significantly recover with an economic reopening.

Table 1:

Rebound in Operating Income for Ten Largest Average Holdings

	1st Quarter Portfolio Average Weight	1st Quarter Portfolio Total Return*	June 2020 2nd Quarter Operating Income Percentage Decline Versus Prior Year 2nd Quarter	December 2020 4th Quarter Operating Income Percentage Increase Versus Prior Year 4th Quarter
Madison Square Garden Entertainment Corp.	5.46	-22.12	N/A Note 1	N/A Note 1
Snap-on Incorporated	5.29	35.68	-39	22
Goldman Sachs Group, Inc.	5.23	24.47	33	63
Mosaic Company	5.18	37.59	9	N/A Note 2
Nielsen Holdings Plc	4.96	20.81	-40	18
Lazard Ltd Class A	4.77	4.02	-10	58
Oracle Corporation	4.66	8.89	-1	16 Note 3
BorgWarner Inc.	4.40	20.43	-104	24
BOK Financial Corporation	4.38	31.25	-54	42
Western Union Company	4.02	13.46	-13	16

Note 1: MSGE reported operating losses in both the quarter ending June 2020 and the quarter ending December 2020.

Note 2: Mosaic reported positive operating income in the quarter ended December 2020 versus a loss in the same quarter a year ago.

Note 3: Oracle has a May Fiscal year. Results shown here are for the May and November quarters.

Source: FactSet.

*	The portfolio total return represents the total return during the quarter of each stock for the period held in the Fund. It does not represent performance of the Fund.
The holdings shown do not represent all the securities purchased, sold, or recommended for shareholders.

ARIELINVESTMENTS.COM     9

While this strategy of purchasing companies with near-term headwinds has worked well over the last year, it does not always drive outperformance in every holding. Sometimes short-term factors become longer-term headwinds or headaches. A good example of this is the relationship between natural gas prices and oil. For a long time, the market price of a barrel of oil was very close to six times the price of one thousand cubic feet (”mcf”) of natural gas. This correlation seemed logical and stable because the British Thermal Unit energy content of a barrel of oil is approximately six times that of an MCF of natural gas. In 2009, this pricing broke down, with natural gas plummeting to 1/14th oil ($3.80 for gas, $54 for oil). Believing this free-fall to be temporary, we bought shares of companies whose profits would increase as natural gas prices rose. Unfortunately, this “temporary” factor of cheap natural gas has continued for 12 years and has even gotten worse. Today natural gas sells for 1/23rd the price of oil ($2.74 for gas, $63 for oil).

“At Ariel, we seek to buy high quality companies whose stock price has been driven well below intrinsic value by Wall Street’s excessive focus on a short-term problem or factor.”

We exited our position in Exxon Mobil Corp. (XOM) in the third quarter of 2020 and sold our last shares of NOV, Inc. during the first quarter of 2021, both at prices below our average cost.

Madison Square Garden Entertainment was the biggest detractor from first quarter performance, declining -22%. After its separation from the MSG sister companies in April of 2020, its share price rose from a low of $58 to a high of $121 on March 12th of this year. Through additional purchases and strong price appreciation, MSGE became our largest holding. Soon after reaching its recent high, MSGE and its former sister company, MSG Networks, Inc. (MSGN) confirmed they were recombining less than a year after both had separated to become standalone companies. The market did not react well and the share prices of both companies fell sharply lower. MSGE will assume the debt of MSGN in the deal which negates our thesis of a pristine MSGE balance sheet. Stay tuned.

Earlier in this letter, we noted that ViacomCBS, Inc. was the largest contributor to performance. And yet, over the last month, the company’s stock has fallen over 60% from its recent high. VIAC was at the center of the Archegos family office liquidation, with several Wall Street firms forced to sell large blocks of its shares at falling prices. Previously, VIAC shares were driven dramatically higher by the announcement of Paramount+ and a short-squeeze some commentators tied to the Reddit website. Chart 1 shows VIAC stock performance over this period, with black upwards arrows indicating our purchases, and blue downward arrows showing our sales. The gray area indicates the number of shares owned on any given date. In March of 2020, we increased our holding by 25% at prices below $20. By year-end, the stock had more than tripled to $36.90 from its 2020 low of $10.10 on March 16th. We trimmed our position modestly. VIAC remained our largest position at year-end. In January and February, the stock continued higher trading through $50, then $70 before reaching a high of $101.97 on March 15, 2021.

We were aggressive sellers and sold 88% of our shares by quarter-end before the recent sell off in its shares.

Chart 1:

Shares

Security Name

31-JAN-2020 to 26-MAR-2021

Portfolio Holdings As Of Date: ARIEL FOCUS FUND 31-JAN-2020 through 25-MAR-2021

Benchmark Holdings As Of Date: Russell 1000 Value 03-FEB-2020 through 26-MAR-2021

Hidden: Benchmark Only Securities and Groups

Adv: Universe Options: Derivatives > Futures > Apply Special Returns for Futures | Other > Contract

for Difference > Apply Special Returns for CFDs

Composite Assets: None

Portfolio Pricing Sources: FactSet – Equity|Client Portfolio

Benchmark Pricing Sources: Russell – U.S.|FactSet – Equity

Additional Pricing Options: Calculate Returns with Missing Accrued Interest

Calendar: United States

Portfolio Analytics Sources: FactSet – Equity|Client Portfolio

Benchmark Analytics Sources: Russell – U.S.|FactSet – Equity

Past performance does not guarantee future results.

10    SLOW AND STEADY WINS THE RACE

INFLATION’S TIME HAS COME

We have been predicting a sharp increase in consumer prices for some time. Inflation came this March, as the CPI report showed prices are up +2.6% from a year ago. These numbers are well above the Federal Reserve target of 2.0%. Inflation skeptics have changed their talking point from “there is no inflation in sight” to “the inflation we are seeing is temporary.” We do not believe this inflation is temporary. Rather, we think inflation will move higher from here. The factors influencing inflation are almost all pushing higher. Monetarists point to an expanding money supply and increasing monetary velocity. Keynesians look to fiscal policy and see trillion dollar deficit spending during an economic expansion. Supply-side economists note the reductions in capacity made over the past year to cut costs during the pandemic. Every school of economics recognizes the inflationary impact of a tightening labor supply and perhaps a reduction in globalization with higher tariffs.

Higher inflation means higher interest rates. Higher rates are good for value stocks relative to growth companies. The trend is also better for businesses with strong balance sheets. Those with hard assets—such as Mosaic and MSGE—should also outperform in our opinion.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman and Portfolio Manager

ARIELINVESTMENTS.COM     11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	25.30	19.71	10.86

Industrials	21.93	16.06	14.13

Consumer discretionary	14.80	12.74	16.49

Health care	14.03	11.90	12.43

Consumer staples	9.22	6.75	5.47

Basic materials	5.43	3.53	1.91

Technology	4.81	8.41	27.05

Energy	3.23	5.17	2.87

Telecommunications	0.00	5.86	3.45

Utilities	0.00	5.41	2.88

Real estate	0.00	4.47	2.46

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 3/31/21

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	16.48	85.57	11.00	13.20	9.48	6.90

Ariel Focus Fund–Institutional Class+	16.55	86.15	11.28	13.48	9.74	7.06

Russell 1000® Value Index	11.26	56.09	10.96	11.74	10.99	8.05

S&P 500® Index	6.17	56.35	16.78	16.29	13.91	10.20

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross
Investor Class	1.00%	1.25%
Institutional Class	0.75%	0.89%

Currently, expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through September 30, 2022. Prior to February 1, 2014, the fee waiver was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Top ten equity holdings (% of net assets)

1.	Snap-on, Inc.	6.0	6.	Walgreens Boots Alliance, Inc.	4.7
2.	Mosaic Co.	5.4	7.	Lazard Ltd., Class A	4.7
3.	Nielsen Holdings plc	5.1	8.	BorgWarner, Inc.	4.6
4.	Oracle Corp.	4.8	9.	J.M. Smucker Co.	4.5
5.	Goldman Sachs Group, Inc.	4.8	10.	BOK Financial Corp.	4.5

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

12     SLOW AND STEADY WINS THE RACE

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

Average annual total returns as of 03/31/21

	1Q21	1-year	3-year	5-year	Since inception*
Ariel International Fund	0.14%	23.89%	2.42%	4.41%	5.77%
MSCI EAFE Net Index	3.48	44.57	6.02	8.85	7.86
MSCI ACWI ex-US Net Index	3.49	49.41	6.51	9.76	7.42

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 03/31/21

	1Q21	1-year	3-year	5-year	Since inception*
Ariel Global Fund	3.47%	28.51%	6.60%	7.62%	8.38%
MSCI ACWI Net Index	4.57	54.60	12.07	13.21	11.35

* The inception date for the Ariel Global Fund is 12/30/11.

DEAR FELLOW SHAREHOLDER:

Markets worldwide continued their march higher in the first quarter, despite a wild ride of volatility. Building on the rotation toward cyclical sectors that began in November of last year, value bested growth, small cap issues outperformed their large cap brethren and investors increased their appetite for risk. Rampant speculation across small-cap meme stocks, cryptocurrencies and blank check, special purpose acquisition companies (SPACs), as well as the dramatic fire sale of leveraged equity bets made by Archegos Capital Management sent shock waves across global markets—drawing regulatory scrutiny. Nonetheless,

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM     13

the recovery moved forward as positive news of strong COVID-19 vaccine efficacy, along with a new U.S. fiscal stimulus package fueled a global reflation trade in favor of stocks sensitive to economic momentum. While we are disappointed, we are not surprised that our global portfolios, which are currently weighted towards high quality and more defensive larger cap names with secular growth prospects struggled to keep pace in a market rewarding small cap, cyclical growth and low quality, as well as flows, over fundamentals.

THE REFLATION TRADE

Overall, global equities are up over 64% from their pandemic lows, buoyed by record levels of fiscal stimulus, ultra-low rates and rosy expectations for a vaccine-led reopening of economies. While high-flying large cap growth and momentum stocks led the way through most of 2020, in early November, the pendulum began swinging in the opposite direction. Market participants piled into the distressed cyclicals and deep value stocks hardest hit by the pandemic.

As investors bid up issues across the Energy, Financials, Industrials, Materials and Consumer Discretionary sectors, valuations soared indiscriminately. Low quality, highly levered companies with mediocre normalized returns on invested capital reaped similar rewards to those demonstrating strong fundamentals and solid earnings trends. Today, the cyclical trade appears to be increasingly stretched. Exhibit 1 highlights the relative 2-year forward price-to-earnings ratio of cyclicals relative to defensives is close to a record-high. Exhibit 2 showcases the only time cyclicals have been more expensive relative to defensives on price-to-book value (PBV) was during the dotcom bubble.1

Exhibit 1:

Relative PE of Cyclicals vs Defensives has only been higher in 2009…

Source: MSCI, IBES, Morgan Stanley Research

Exhibit 2:

…while the relative PBV of Cyclicals vs Defensives has only ever been higher in the TMT bubble

Source: MSCI, Morgan Stanley Research

[1]	Garman, Matthew, et al. “Upgrading Pharma, downgrading Consumer Services and Transport.” Morgan Stanley & Co. International Research. 31 March 2021.

14    SLOW AND STEADY WINS THE RACE

SUCCESS STARTS WITH DISCIPLINE

We view the equity landscape as conceptually analogous to a barbell, with consensus gravitating towards two extremes—hyper growth and distressed cyclicals—in the last twelve months. Over this time frame, underweighting both ends and positioning in high quality, steady growth companies resulted in our global portfolios underperforming their respective benchmarks.

* BATs: Baidu Inc., Alibaba Group Holding Ltd.and Tencent Holdings Ltd. FAANG: Facebook, Amazon, Apple, Netflix and Alphabet

While markets may change from one period to the next, our investment discipline remains the same. We are biased towards undervalued, out-of-favor, franchise-quality companies that are misunderstood and therefore mispriced by the market. We seek to reduce risk by avoiding those businesses that are likely to experience operational or financial distress, become marginalized over time, or are too risky to justify blue sky forecasts. We place a rigorous focus on normalized growth and return prospects, sustainable business models and balance sheet resilience. We do not define ‘value’ by statistical cheapness as reflected by a headline valuation multiple. Instead, our approach focuses on margin of safety2 as measured by discount to intrinsic worth.

“Today, the cyclical trade appears to be increasingly stretched.”

As such, our philosophy and bottom-up fundamental research has our global portfolios positioned in the middle of the barbell—overweight steady but not heady growth companies, at reasonable but not bargain-basement valuation multiples. These characteristics are presently found in defensive sectors—Health Care, Communication

Services and Consumer Staples. Notably, the value spread for our current positioning has materially improved as—“the relative two-year forward price-to-earnings ratio of defensives is at its lowest level since 2010, and defensives are offering a dividend yield above the wider market for the first time in seven years.”3

LOSE THE BATTLE TO WIN THE WAR

While current portfolio positioning appears to be out of fashion with what is in vogue, it is consistent with our time-tested investment strategy. Our portfolios are constructed around stocks where we believe our differentiated, non-consensus view will drive idiosyncratic alpha generation. The current characteristics of our portfolios are a testament to this. The table below highlights the higher returns on equity, lower financial leverage and attractive dividend yields of our portfolio holdings relative to the benchmark:

	Ariel International	MSCI EAFE	Ariel Global	MSCI ACWI
ROE 5YR Average	18.64	14.61	21.98	21.56
Debt/Equity	0.53	0.73	0.57	0.72
Dividend Yield	3.50	2.27	2.95	1.73

Note: Return on Equity, Debt/Equity and dividend yield are generated through FactSet. Data shown above is for representative portfolio. As of March 31, 2021.

We view our recent underperformance as the price we are paying for staying the course. Although we may have lost the battle, we aim to win the war. We believe our superior portfolio characteristics will pave the way for portfolio outperformance over a full market cycle.

In the words of Harriet Beecher Stowe, “Never give up, for that is just the place and time that the tide will turn.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

[2]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

[3]	Garman, Matthew, et al. “Upgrading Pharma, downgrading Consumer Services and Transport.” Morgan Stanley & Co. International Research. 31 March 2021.

ARIELINVESTMENTS.COM     15

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

			MSCI
	Ariel	MSCI	ACWI
	International	EAFE	ex-US
	Fund	Index	Index
Communication services	20.16	5.22	7.08
Health care	15.64	11.95	8.93
Consumer staples	14.78	10.26	8.42
Consumer discretionary	13.00	12.81	13.74
Utilities	12.37	3.65	3.18
Financials	10.55	17.29	18.94
Information technology	2.76	8.96	12.59
Industrials	2.38	15.49	11.78
Energy	0.89	3.32	4.48
Real estate	0.87	3.09	2.64
Materials	0.00	7.95	8.21

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 3/31/21

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	0.14	23.89	2.42	4.41	5.77

Ariel International Fund–Institutional Class	0.21	24.26	2.68	4.68	6.03
MSCI EAFE Index (net)	3.48	44.57	6.02	8.85	7.86
MSCI ACWI ex-US Index (net)	3.49	49.41	6.51	9.76	7.42

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross
Investor Class	1.13%	1.33%
Institutional Class	0.88%	0.96%

Currently, expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through September 30, 2022. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Roche Holding AG	6.8	6.	Michelin (CGDE)	5.3
2.	Deutsche Boerse AG	6.6	7.	GlaxoSmithKline plc	5.2
3.	Nintendo Co., Ltd.	6.1	8.	Koninklijke Ahold Delhaize N.V.	5.1
4.	Philip Morris Intl, Inc.	5.8	9.	Snam SpA	4.8
5.	Baidu, Inc. ADR	5.5	10.	Subaru Corp.	4.4

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)

Japan	19.40	United States	6.51

Germany	11.32	Italy	5.57

Switzerland	11.06	China	5.50

France	8.56	Netherlands	5.06

United Kingdom	8.47	Spain	4.99

16    SLOW AND STEADY WINS THE RACE

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index
Health care	24.42	11.39
Information technology	16.44	21.22
Communication services	15.99	9.41
Financials	11.03	14.32
Consumer staples	10.30	6.99
Consumer discretionary	8.44	12.80
Utilities	5.50	2.86
Real estate	1.39	2.62
Industrials	0.57	10.02
Materials	0.00	4.99
Energy	0.00	3.38

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 3/31/21

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	3.47	28.51	6.60	7.62	8.38

Ariel Global Fund–Institutional Class	3.52	28.90	6.88	7.89	8.66
MSCI ACWI Index (net)	4.57	54.60	12.07	13.21	11.35

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross
Investor Class	1.13%	1.46%
Institutional Class	0.88%	1.01%

Currently expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through September 30, 2022. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Microsoft Corp.	9.8	6.	GlaxoSmithKline plc	5.4
2.	Baidu, Inc. ADR	7.7	7.	Johnson & Johnson	4.1
3.	Roche Holding AG	6.5	8.	Berkshire Hathaway, Inc., Class B	4.0
4.	Philip Morris Intl, Inc.	5.8	9.	Michelin (CGDE)	3.9
5.	Gilead Sciences, Inc.	5.6	10.	Deutsche Boerse AG	3.2

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)

United States	39.85	France	5.37

Japan	8.33	Germany	4.16

China	7.75	Spain	2.71

Switzerland	7.64	Brazil	2.70

United Kingdom	7.00	South Korea	1.50

ARIELINVESTMENTS.COM    17

Aaron Diaz Bianco, JD/CFA® Research Analyst

Axalta Coating Systems is an industry icon built on a legacy of more than 150 years. The company is a leading global supplier of liquid and powder coatings for automotive and commercial vehicles, as well as other products that require protection from harsh environments. Axalta’s roots date back to the 19th century, when the company developed protectants for carriages. Today it is a global brand that has changed the automotive industry. The company invented the first-ever spray-applied, quick-dry paints for vehicles, which help car manufacturers and repair shops work more efficiently. Axalta is the #1 supplier to the automotive refinish market. Its superior technology and scale provide enduring competitive advantages that are undervalued in the current market.

INNOVATION IS AN UNDERAPPRECIATED COMPETITIVE ADVANTAGE

Despite its storied history, Axalta continues to innovate and adapt to evolving customer needs. The key to profit growth is ensuring adequate supply of defect-free coatings. Superior products are tailored to meet customer preferences and improve the durability of the vehicles and industrial goods they protect. Successful coatings also enhance productivity and reduce energy usage for both manufacturers and their end users. Technological leadership is what separates the ‘good’ from the ‘great’ in the coatings industry. Axalta has developed industry-leading technology that is personalized to its customers, and the company continues to invest in R&D in this area. In fact, 10 percent of its 13,000 employees are highly skilled scientists, engineers and technicians. Technology is the driving force behind Axalta’s breadth, scale, low-cost production and customer service.

COMPLEX COLOR MATCHING IS SIMPLIFIED AND DIGITIZED

In a body shop, the quality of a repair is judged by how well the new surface matches the rest of the vehicle. This requires precise color reproduction. Axalta delivers enhanced accuracy, efficiency and control over the color-matching process through its digital coatings identification system. To do so, Axalta maintains the world’s leading digital coatings formulation database. This database enables it to find precise formulaic matches from billions of permutations. Customers use Axalta’s proprietary device, called the “spectrophotometer,” to match colors. When the device is held against any vehicle, it identifies a digital formulation to match the precise combination of colors and textures. Then, the spectrophotometer sends a specialized digital code to the appropriate equipment to begin mixing the formulation, allowing customers to seamlessly recreate coatings without headaches, wasted time or materials.

BEHIND A PANDEMIC CLOUD

Throughout its history, Axalta’s largest and highest margin business, called “automotive refinish,” has remained relatively resilient during recessions. The COVID-19 pandemic has been an exception. Due to federal restrictions on non-essential travel over the past year, automotive use declined across the globe. While travel has rebounded and driving has recovered, volumes have only increased to approximately 85% of pre-pandemic levels. Some experts argue that work-from-home trends will shift populations away from urban areas, keeping many permanently off the roads. Our experience has shown that extreme outcomes are usually unlikely. However, it is worth noting that historically, there has been a strong inverse correlation between population density and vehicle ownership.

THE LIGHT BEYOND THE CLOUD

Axalta shares are still trading at a substantial discount to the company’s normalized earnings power. Three of Axalta’s four end-markets (light vehicle, commercial vehicle and industrial) were experiencing cyclical downturns even before the pandemic. While the pandemic exacerbated these downturns and upended the normally stable refinish market, Axalta executed meaningful structural cost improvements, setting the stage for long-term margin improvement. Also, the company’s balance sheet has steadily strengthened. Axalta will require relatively little incremental investment to meet recovering demand in its various end markets. These factors, combined with its strong competitive advantages, translate to substantially higher long-term returns on invested capital than are currently reflected in its share price.

18    SLOW AND STEADY WINS THE RACE

Kenneth E. Kuhrt, CPA Executive Vice President Portfolio Manager, Investment Group

Since its founding over a century ago, Snap-on has revolutionized the tool industry. The company was born from a simple but ingenious idea—wrench handles with interchangeable sockets that would “snap on.” This concept was novel for the industry in 1920, and the company continues to innovate today. Snap-on is a leading manufacturer of tools, equipment, diagnostics, repair information and systems solutions. The company predominately serves independent automotive vehicle repair centers. Snap-on offers more than 65,000 SKUs in its product line, which spans 130 countries around the world. Its highly respected brand has remained strong through an intimate and direct connection with customers. We are optimistic about its potential to capitalize on key organic revenue growth drivers.

A RESPECTED AND RELIABLE BRAND BUILT OVER A CENTURY

The Snap-on brand is known by automotive mechanics for its reliability and trust. Customers are confident in the quality of Snap-on’s product suite. As a result, the company holds significant pricing power over its competitors. For example, a Snap-on wrench sells for a price that is several times higher than the average comparable tool. The company continues to experience strong sales from loyal customers due to its superior materials, best-in-class designs and unmatched product durability. Snap-on builds on its legacy by consistently creating new offerings to meet evolving customer needs. These factors reinforce brand loyalty.

UNIQUE DISTRIBUTION CHAIN OFFERS ACCESS AND DATA

Snap-on utilizes a franchise structure for a significant portion of its product sales and distribution. The company’s franchisees carry Snap-on inventory in over 4,500 customized vans and make weekly visits to current and prospective customers. The vans sell products to both mechanics and garage owners. These frequent and personalized interactions between franchisees and mechanics offer Snap-on a unique understanding of customer needs. This competitive advantage also provides the company with greater insight into customer credit risk.

ORGANIC REVENUE GROWTH DRIVERS

Snap-on tools typically last for decades, which is why its customers are willing to pay a premium. However, that same quality and durability periodically raises investor concerns around the company’s growth prospects. Fortunately, as vehicle designs continue to evolve, so does the automotive industry’s need for differentiated tools. For example, the shift from gas combustion engines to hybrid and electrical vehicles presents an opportunity for Snap-on to offer mechanics new tools and diagnostic capabilities with enhanced efficiency and safety from electrical shock. The market also continues to underappreciate several other growth tailwinds for Snap-on, including market share gains by independent garages and the increasing age of vehicles on the road.

INTRIGUING OPPORTUNITY

We believe Wall Street is underestimating Snap-on’s ability to evolve its product offering and grow organic revenue. We are confident the company will continue to innovate, and we like its conservative balance sheet. Snap-on is a company we view as a long term holding that will continue to grow.

As of March 31, 2021, shares traded at $230.74, an 18.7x forward P/E.

ARIELINVESTMENTS.COM     19

Sabrina Carollo, CFA® Senior Vice President Director of Research Operations

Stericycle is a market leader in regulated waste management services and secure information destruction. For more than three decades, the company has served customers across several industries with operations around the world. Stericycle’s key offerings include: medical waste (e.g., needles and blood products, expired pharmaceuticals, and hazardous chemicals and solutions); and secure information destruction (e.g., collection of confidential material). While the company’s stock remains under a cloud after a challenging year of pandemic-related headwinds, Stericycle is beginning to turn the corner on its long-term mission to rebuild. A new management team is now well-positioned to deliver revenue, earnings and free cash flow improvements. We expect Stericycle to deliver long-term results to patient investors.

TRANSFORMATION IS UNDERWAY AND ONGOING

Since we initiated our investment in Stericycle in 2018, we anticipated the company would overcome surmountable barriers to uncovering the true value of the business. Stericycle has successfully executed on these initiatives, including small-customer pricing settlements and a rationalization of the company’s service portfolio. While there has been significant progress, Stericycle’s transformation is ongoing.

In May 2019, Cindy Miller became President and Chief Executive Officer. Miller brings 30 years of experience at UPS and a dynamic leadership style to the organization. She is focused on achieving operational excellence. This includes addressing the high-cost infrastructure required to maintain the company’s 450+ business applications and 65+ financial systems. In 2019, Janet Zelenka was also appointed Chief Financial Officer. Zelenka took on the additional role of Chief Information Officer to capitalize on her extensive informational technology experience. She is leading the organization through the implementation of an Enterprise Resource Planning (ERP) software system. While this program is costly and disruptive in the short-term, it should deliver meaningful operating efficiencies and margin upside.

The company is focused on several other initiatives that will increase efficiency and profitability, including: right-sizing its fleet and facilities; standardizing processes; optimizing route planning; and expanding service options. Growth in service offerings should improve customer retention rates and allow Stericycle’s team to focus on acquiring new client relationships. Additionally, Stericycle has sold eight businesses since February 2019. These divestitures have helped the company pay down debt, improved its balance sheet metrics and enabled management to focus on the core regulated waste and destruction service businesses.

TEMPORARY IMPACT OF COVID-19

Stericycle, like many organizations serving industries that were hurt by the pandemic, was negatively impacted by COVID-19. Office closures caused a significant drop in the company’s Secured Information Destruction business. However, management proactively sought opportunities to offset pressure on the business and help fight the pandemic. When the implementation of the new ERP system in the U.S. and Canada was shifted to begin in 2021 due to social distancing restrictions, the management team took this opportunity to use free cash flow to pay down debt. The company also aggressively engaged with large quarantine sites, testing facilities, vaccine centers and temporary hospitals.

THE PATH TO LONG TERM GROWTH

Even in the difficult environment over the last year, the company has maintained its strong market share position, increased operating efficiency, lowered debt levels and produced solid free cash flow. The company’s transformation will lead to revenue, earnings and free cash flow improvements. We believe our patience will be significantly rewarded in the long-term. Even though the cloud continues to pressure the stock as the company implements its transformation strategy, we believe this contrarian call will bear fruit as the new management team’s initiatives succeed over the next several years.

As of March 31, 2021, Stericycle shares traded at $67.51, a 28% discount to our $93.39 private market value estimate.

20    SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/21 (UNAUDITED)

Ariel Fund

Number of shares	Common stocks—91.54%	Value

	Basic materials—1.34%

3,080,879	U.S. Silica Holdings, Inc.(a)	$37,864,003

	Consumer discretionary—27.29%

3,827,235	Nielsen Holdings plc	96,254,960

3,173,966	Interpublic Group of Cos., Inc.	92,679,807

2,969,823	Meredith Corp.(a)	88,441,329

4,383,989	Mattel, Inc.(a)	87,329,061

2,108,099	Adtalem Global Education, Inc.(a)	83,354,234

1,016,024	Madison Square Garden Entertainment Corp.(a)	83,110,763

4,408,277	TEGNA, Inc.	83,007,856

4,019,741	MSG Networks, Inc.(a)	60,456,905

402,940	Royal Caribbean Cruises Ltd.(a)	34,495,693

552,765	ViacomCBS, Inc.	24,929,702

1,012,665	Knowles Corp.(a)	21,184,952

64,769	Vail Resorts, Inc.(a)	18,890,526

		774,135,788

	Consumer staples—3.12%

698,786	J.M. Smucker Co.	88,417,393

	Energy—1.21%

1,190,310	Core Laboratories N.V.	34,269,025

	Financials—22.48%

2,817,703	Lazard Ltd., Class A	122,598,258

1,785,088	First American Financial Corp.	101,125,235

593,300	Affiliated Managers Group, Inc.	88,419,499

1,794,939	KKR & Co., Inc.	87,682,770

947,307	BOK Financial Corp.	84,613,461

732,600	Northern Trust Corp.	77,003,586

2,449,383	Janus Henderson Group plc	76,298,280

		637,741,089

	Health care—7.33%

2,223,415	Envista Holdings Corp.(a)	90,715,332

285,500	Laboratory Corp. of America Holdings(a)	72,811,065

84,706	Charles River Laboratories Intl, Inc.(a)	24,550,340

34,781	Bio-Rad Laboratories, Inc.(a)	19,865,864

		207,942,601

	Industrials—20.21%

601,704	Mohawk Industries, Inc.(a)	115,713,696

365,463	Snap-on, Inc.	84,326,933

1,372,100	Masco Corp.	82,188,790

2,718,400	Axalta Coating Systems, Ltd.(a)	80,410,272

1,992,141	Kennametal, Inc.	79,625,876

372,985	Keysight Technologies, Inc.(a)	53,486,049

105,900	Zebra Technologies Corp.(a)	51,380,562

252,747	Simpson Manufacturing Co., Inc.	26,217,446

		573,349,624

	Real estate—5.46%

500,299	JLL(a)	89,573,533

824,253	CBRE Group, Inc., Class A(a)	65,206,655

		154,780,188

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   21

Schedules of investments	03/31/21 (UNAUDITED)

Ariel Fund (continued)

Number of shares	Common stocks—91.54%	Value

	Utilities—3.10%

1,303,500	Stericycle, Inc.(a)	$87,999,285

	Total common stocks (Cost $1,439,513,777)	2,596,498,996

Number of shares	Short-term investments—9.76%	Value

276,892,219	Northern Institutional Treasury Portfolio, 0.01%(b)	$276,892,219

	Total short-term investments (Cost $276,892,219)	276,892,219

	Total Investments—101.30% (Cost $1,716,405,996)	2,873,391,215

	Other Assets less Liabilities—(1.30)%	(36,883,305)

	Net Assets—100.00%	$2,836,507,910

Ariel Appreciation Fund

Number of shares	Common stocks—96.85%	Value

	Consumer discretionary—22.63%

1,666,530	Interpublic Group of Cos., Inc.	$48,662,676

2,237,200	Mattel, Inc.(a)	44,565,024

846,000	BorgWarner, Inc.	39,220,560

1,204,224	Nielsen Holdings plc	30,286,234

219,000	CarMax, Inc.(a)	29,052,540

375,700	Omnicom Group, Inc.	27,858,155

1,150,900	Knowles Corp.(a)	24,076,828

1,481,137	MSG Networks, Inc.(a)	22,276,300

264,088	Madison Square Garden Entertainment Corp.(a)	21,602,398

62,500	Vail Resorts, Inc.(a)	18,228,750

		305,829,465

	Consumer staples—7.37%

850,800	Walgreens Boots Alliance, Inc.	46,708,920

255,275	J.M. Smucker Co.	32,299,946

401,500	Molson Coors Brewing Co.(a)	20,536,725

		99,545,591

	Energy—1.40%

1,374,900	NOV, Inc.(a)	18,863,628

	Financials—32.96%

519,400	Northern Trust Corp.	54,594,134

591,289	BOK Financial Corp.	52,813,933

971,100	Aflac, Inc.	49,700,898

151,000	Goldman Sachs Group, Inc.	49,377,000

1,120,420	Lazard Ltd., Class A	48,749,474

729,200	The Charles Schwab Corp.	47,529,256

491,900	Progressive Corp.	47,030,559

692,050	First American Financial Corp.	39,204,633

605,368	KKR & Co., Inc.	29,572,227

251,489	Houlihan Lokey, Inc.	16,726,533

43,954	Willis Towers Watson plc	10,060,193

		445,358,840

The accompanying notes are an integral part of the financial statements.

22   SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/21 (UNAUDITED)

Ariel Appreciation Fund (continued)

Number of shares	Common stocks—96.85%	Value

	Health care—13.05%

185,700	Laboratory Corp. of America Holdings(a)	$47,359,071

639,415	Cardinal Health, Inc.	38,844,461

228,700	Zimmer Biomet Holdings, Inc.	36,610,296

893,122	Envista Holdings Corp.(a)	36,439,378

58,980	Charles River Laboratories Intl, Inc.(a)	17,094,173

		176,347,379

	Industrials—14.42%

1,017,900	Kennametal, Inc.	40,685,463

178,799	Stanley Black & Decker, Inc.	35,700,796

113,100	Snap-on, Inc.	26,096,694

776,600	Axalta Coating Systems, Ltd.(a)	22,971,828

732,477	nVent Electric plc	20,443,433

138,115	Keysight Technologies, Inc.(a)	19,805,691

71,200	Littelfuse, Inc.	18,828,128

182,100	FLIR Systems, Inc.	10,283,187

		194,815,220

	Real estate—1.98%

338,150	CBRE Group, Inc., Class A(a)	26,751,046

	Utilities—3.04%

608,600	Stericycle, Inc.(a)	41,086,586

	Total common stocks (Cost $741,067,582)	1,308,597,755

Number of shares	Short-term investments—2.76%	Value

37,275,429	Northern Institutional Treasury Portfolio, 0.01%(b)	$37,275,429

	Total short-term investments (Cost $37,275,429)	37,275,429

	Total Investments—99.61% (Cost $778,343,011)	1,345,873,184

	Other Assets less Liabilities—0.39%	5,253,801

	Net Assets—100.00%	$1,351,126,985

Ariel Focus Fund

Number of shares	Common stocks—98.75%	Value

	Basic materials—5.43%

105,800	Mosaic Co.	$3,344,338

	Consumer discretionary—14.80%

123,900	Nielsen Holdings plc	3,116,085

61,700	BorgWarner, Inc.	2,860,412

31,900	Madison Square Garden Entertainment Corp.(a)	2,609,420

11,572	ViacomCBS, Inc.	521,897

		9,107,814

	Consumer staples—9.22%

52,400	Walgreens Boots Alliance, Inc.	2,876,760

22,100	J.M. Smucker Co.	2,796,313

		5,673,073

	Energy—3.23%

110,900	APA Corp.	1,985,110

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   23

Schedules of investments	03/31/21 (UNAUDITED)

Ariel Focus Fund (continued)

Number of shares	Common stocks—98.75%	Value

	Financials—25.30%

8,950	Goldman Sachs Group, Inc.	$2,926,650

65,900	Lazard Ltd., Class A	2,867,309

30,900	BOK Financial Corp.	2,759,988

36,900	Bank of New York Mellon Corp.	1,745,001

15,300	Progressive Corp.	1,462,833

25,300	First American Financial Corp.	1,433,245

25,800	KKR & Co., Inc.	1,260,330

10,600	Northern Trust Corp.	1,114,166

		15,569,522

	Health care—14.03%

10,400	Laboratory Corp. of America Holdings(a)	2,652,312

14,450	Zimmer Biomet Holdings, Inc.	2,313,156

11,250	Johnson & Johnson	1,848,938

79,800	Hanger, Inc.(a)	1,821,036

		8,635,442

	Industrials—21.93%

15,900	Snap-on, Inc.	3,668,766

100,300	Western Union Co.	2,473,398

12,600	Mohawk Industries, Inc.(a)	2,423,106

6,281	Lockheed Martin Corp.	2,320,830

7,600	Stanley Black & Decker, Inc.	1,517,492

95,000	Team, Inc.(a)	1,095,350

		13,498,942

	Technology—4.81%

42,200	Oracle Corp.	2,961,174

	Total common stocks (Cost $41,017,200)	60,775,415

Number of shares	Short-term investments—1.33%	Value

819,322	Northern Institutional Treasury Portfolio, 0.01%(b)	$819,322

	Total short-term investments (Cost $819,322)	819,322

	Total Investments—100.08% (Cost $41,836,522)	61,594,737

	Other Assets less Liabilities—(0.08)%	(48,241)

	Net Assets—100.00%	$61,546,496

Ariel International Fund

Number of shares	Common stocks—93.40%	Value

	Belgium—0.57%

63,023	KBC Group NV(a)	$4,582,239

	Brazil—0.76%

767,989	Telefonica Brasil SA ADR	6,044,073

	Canada—0.48%

180,106	Element Fleet Management Corp.	1,970,604

61,471	IGM Financial, Inc.	1,873,430

		3,844,034

	China—5.50%

201,639	Baidu, Inc. ADR(a)	43,866,564

The accompanying notes are an integral part of the financial statements.

24   SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/21 (UNAUDITED)

Ariel International Fund (continued)

Number of shares	Common stocks—93.40%	Value

	Denmark—0.88%

103,607	Novo Nordisk A/S	$7,019,290

	Finland—2.05%

2,271,400	Nokia Corp.(a)	9,068,467

1,834,603	Nokia Corp. ADR(a)	7,265,028

		16,333,495

	France—8.56%

280,473	Michelin (CGDE)	41,985,450

109,004	Sanofi	10,769,593

58,621	Thales SA	5,824,063

107,861	Vivendi SA	3,541,681

49,549	BNP Paribas SA(a)	3,014,545

15,699	Safran SA(a)	2,136,506

18,608	Societe BIC SA	1,089,334

		68,361,172

	Germany—11.32%

317,154	Deutsche Boerse AG	52,701,985

8,876,020	Telefonica Deutschland Holding	26,022,272

28,085	Muenchener Rueckversicherungs-Gesellschaft AG	8,648,804

26,779	Fresenius Medical Care AG & Co. KGaA	1,969,642

9,572	Beiersdorf AG	1,011,380

		90,354,083

	Hong Kong—1.30%

1,066,500	CLP Holdings Ltd.	10,357,566

	Italy—5.57%

6,866,918	Snam SpA	38,073,803

847,826	Italgas SpA	5,503,149

96,355	Banca Mediolanum SpA(a)	909,614

		44,486,566

	Japan—19.40%

86,600	Nintendo Co., Ltd.	48,342,705

1,758,700	Subaru Corp.	35,007,223

589,500	Bridgestone Corp.	23,824,904

1,163,500	Japan Tobacco, Inc.	22,329,533

118,000	Secom Co., Ltd.	9,924,895

60,200	Daito Trust Construction Co., Ltd.	6,975,534

111,700	Sankyo Co., Ltd.	2,958,827

76,000	Ono Pharmaceutical Co., Ltd.	1,983,653

74,700	Nippon Telegraph & Telephone Corp.	1,917,339

52,800	KDDI Corp.	1,618,930

		154,883,543

	Luxembourg—0.36%

48,734	RTL Group(a)	2,855,232

	Netherlands—5.06%

1,450,775	Koninklijke Ahold Delhaize N.V.	40,406,442

	Peru—0.23%

13,097	Credicorp Ltd.	1,788,657

	Portugal—0.20%

96,592	Jeronimo Martins SGPS SA	1,625,474

	Singapore—0.13%

142,000	Singapore Exchange Ltd.	1,052,438

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   25

Schedules of investments	03/31/21 (UNAUDITED)

Ariel International Fund (continued)

Number of shares	Common stocks—93.40%	Value

	Spain—4.99%

1,235,753	Endesa SA	$32,693,220

488,436	Tecnicas Reunidas SA(a)	7,136,950

		39,830,170

	Switzerland—11.06%

167,411	Roche Holding AG	54,103,253

39,447	Swisscom AG	21,160,270

57,077	Nestle SA	6,361,415

70,580	Novartis AG	6,031,579

7,648	Novartis AG ADR	653,750

		88,310,267

	United Kingdom—8.47%

2,359,552	GlaxoSmithKline plc	41,897,078

1,015,258	National Grid plc	12,092,845

1,405,796	Direct Line Insurance Group plc	6,071,850

3,062,768	Vodafone Group plc	5,568,412

91,017	St. James’s Place plc	1,598,565

7,815	AstraZeneca plc ADR	388,561

		67,617,311

	United States—6.51%

521,309	Philip Morris Intl, Inc.	46,260,961

51,157	Check Point Software Technologies Ltd.(a)	5,728,049

		51,989,010

	Total common stocks (Cost $640,864,073)	745,607,626

Number of shares	Short-term investments—5.41%	Value

43,180,078	Northern Institutional Treasury Portfolio, 0.01%(b)	$43,180,078

	Total short-term investments (Cost $43,180,078)	43,180,078

	Total Investments—98.81% (Cost $684,044,151)	788,787,704

	Cash, Foreign Currency, Other Assets less Liabilities—1.19%	9,488,819

	Net Assets—100.00%	$798,276,523

The accompanying notes are an integral part of the financial statements.

26   SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/21 (UNAUDITED)

Ariel International Fund (continued)

Open foreign currency contracts as of March 31, 2021

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation

04/28/2021	UBS AG	USD	27,981,778	CNH	181,425,731	$405,278

04/28/2021	UBS AG	NOK	10,620,619	EUR	1,021,694	42,904

04/28/2021	UBS AG	GBP	29,787,887	USD	40,869,309	200,166

04/28/2021	UBS AG	NOK	25,830,712	USD	3,019,205	868

Subtotal UBS AG						649,216

04/28/2021	Northern Trust	USD	2,213,458	CNH	14,354,164	31,642

Subtotal Northern Trust						31,642

04/28/2021	JPMorgan Chase	USD	962,889	CAD	1,208,342	1,312

04/28/2021	JPMorgan Chase	AUD	1,910,746	CHF	1,301,000	73,990

04/28/2021	JPMorgan Chase	SGD	1,731,797	EUR	1,085,288	13,746

04/28/2021	JPMorgan Chase	USD	3,900,845	EUR	3,270,590	63,196

04/28/2021	JPMorgan Chase	USD	2,403,101	EUR	2,020,057	32,804

04/28/2021	JPMorgan Chase	USD	3,611,509	EUR	3,051,385	31,071

Subtotal JPMorgan Chase						216,119

Subtotal - Open forward currency contracts with unrealized appreciation						$896,977

Open forward currency contracts with unrealized depreciation

04/28/2021	UBS AG	AUD	12,750,203	EUR	8,291,143	(42,709)

04/28/2021	UBS AG	SEK	22,454,418	EUR	2,217,036	(29,673)

04/28/2021	UBS AG	AUD	10,528,907	USD	8,077,830	(79,321)

04/28/2021	UBS AG	AUD	42,056,869	USD	32,266,240	(316,842)

04/28/2021	UBS AG	SEK	96,531,297	USD	11,586,224	(530,275)

Subtotal UBS AG						(998,820)

04/28/2021	Northern Trust	SEK	42,836,547	USD	5,140,437	(234,270)

04/28/2021	Northern Trust	SGD	7,436,132	USD	5,599,518	(72,423)

Subtotal Northern Trust						(306,693)

04/28/2021	JPMorgan Chase	USD	963,129	CAD	1,230,330	(15,946)

04/28/2021	JPMorgan Chase	USD	1,912,608	CAD	2,443,223	(31,665)

04/28/2021	JPMorgan Chase	JPY	1,078,594,593	CNH	66,915,731	(426,955)

04/28/2021	JPMorgan Chase	AUD	2,078,853	USD	1,593,320	(14,075)

04/28/2021	JPMorgan Chase	JPY	3,301,325,161	USD	31,576,973	(1,752,389)

Subtotal JPMorgan Chase						(2,241,030)

Subtotal - Open forward currency contracts with unrealized depreciation						$(3,546,543)

Net unrealized appreciation (depreciation) on forward currency contracts						$(2,649,566)

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   27

Schedules of investments	03/31/21 (UNAUDITED)

Ariel Global Fund

Number of shares	Common stocks—94.09%	Value

	Belgium—0.10%

1,954	KBC Group NV(a)	$142,071

	Brazil—2.70%

407,354	BB Seguridade Participacoes SA	1,755,010

141,600	Telefonica Brasil SA	1,112,695

410,513	TIM SA of Brazil(a)	924,058

		3,791,763

	Canada—0.23%

10,755	IGM Financial, Inc.	327,776

	Chile—0.30%

17,289	Banco Santander-Chile ADR	429,286

	China—7.75%

49,474	Baidu, Inc. ADR(a)	10,763,069

2,853	Weibo Corp. ADR(a)	143,962

		10,907,031

	Denmark—0.34%

6,995	Novo Nordisk A/S	473,906

	Finland—1.46%

370,934	Nokia Corp.(a)	1,480,938

144,316	Nokia Corp. ADR(a)	571,491

		2,052,429

	France—5.37%

36,217	Michelin (CGDE)	5,421,509

11,882	Sanofi	1,173,941

13,478	Vivendi SA	442,558

2,678	Safran SA(a)	364,454

1,581	Thales SA	157,074

		7,559,536

	Germany—4.16%

27,421	Deutsche Boerse AG	4,556,591

265,200	Telefonica Deutschland Holding	777,500

1,681	Muenchener Rueckversicherungs-Gesellschaft AG	517,666

		5,851,757

	Hong Kong—0.56%
81,000	CLP Holdings Ltd.	786,651

	Italy—1.19%

278,059	Snam SpA	1,541,705

20,037	Italgas SpA	130,058

		1,671,763

	Japan—8.33%

7,250	Nintendo Co., Ltd.	4,047,166

150,100	Subaru Corp.	2,987,766

106,400	Japan Tobacco, Inc.	2,041,996

48,400	Bridgestone Corp.	1,956,107

3,400	Secom Co., Ltd.	285,972

2,200	Daito Trust Construction Co., Ltd.	254,920

5,400	Nippon Telegraph & Telephone Corp.	138,604

		11,712,531

	Mexico—0.30%

134,529	Wal-Mart de Mexico SAB de CV	424,330

The accompanying notes are an integral part of the financial statements.

28  SLOW AND STEADY WINS THE R ACE

Schedules of investments	03/31/21 (UNAUDITED)

Ariel Global Fund (continued)

Number of shares	Common stocks—94.09%	Value

	Netherlands—0.72%

36,529	Koninklijke Ahold Delhaize N.V.	$1,017,392

	Peru—0.75%

7,767	Credicorp Ltd.	1,060,739

	South Africa—0.40%
137,907	Sanlam Ltd.	556,206

	South Korea—1.50%

29,415	KT&G Corp.	2,115,645

	Spain—2.71%

144,243	Endesa SA	3,816,109

	Switzerland—7.64%

28,184	Roche Holding AG	9,108,398

6,946	Nestle SA	774,154

1,029	Swisscom AG	551,979

3,652	Novartis AG	312,090

		10,746,621

	Taiwan—0.73%

138,000	Catcher Technology Co., Ltd.	1,022,921

	United Kingdom—7.00%

427,877	GlaxoSmithKline plc	7,597,542

123,029	National Grid plc	1,465,411

31,640	Vodafone Group plc ADR	583,125

110,831	Vodafone Group plc	201,502

69	Direct Line Insurance Group plc	298

		9,847,878

	United States—39.85%

58,407	Microsoft Corp.	13,770,618

91,417	Philip Morris Intl, Inc.	8,112,345

122,597	Gilead Sciences, Inc.	7,923,444

35,320	Johnson & Johnson	5,804,842

21,797	Berkshire Hathaway, Inc., Class B(a)	5,568,480

42,316	Amdocs Ltd.	2,968,467

48,339	Verizon Communications, Inc.	2,810,913

30,594	NetApp, Inc.	2,223,266

31,173	Bristol-Myers Squibb Co.	1,967,951

61,161	Equity Commonwealth	1,700,276

36,764	Tapestry, Inc.(a)	1,515,044

8,299	Check Point Software Technologies Ltd.(a)	929,239

10,976	U.S. Bancorp	607,083

3,024	Cisco Systems, Inc.	156,371

		56,058,339

	Total common stocks (Cost $100,375,423)	132,372,680

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   29

Schedules of investments	03/31/21 (UNAUDITED)

Ariel Global Fund (continued)

Number of shares	Short-term investments—4.11%	Value

5,776,601	Northern Institutional Treasury Portfolio, 0.01%(b)	$5,776,601

	Total short-term investments (Cost $5,776,601)	5,776,601

	Total Investments—98.20% (Cost $106,152,024)	138,149,281

	Cash, Foreign Currency, Other Assets less Liabilities—1.80%	2,535,143

	Net Assets—100.00%	$140,684,424

Open foreign currency contracts as of March 31, 2021

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation

04/28/2021	UBS AG	USD	3,894,332	CNH	25,249,719	$56,404

04/28/2021	UBS AG	CAD	1,182,874	EUR	761,334	47,975

04/28/2021	UBS AG	NOK	1,929,155	EUR	185,583	7,793

04/28/2021	UBS AG	CAD	486,199	USD	380,597	6,312

Subtotal UBS AG						118,484

04/28/2021	Northern Trust	USD	1,293,307	CHF	1,203,156	19,360

04/28/2021	Northern Trust	USD	609,640	CNH	3,953,482	8,715

Subtotal Northern Trust						28,075

04/28/2021	JPMorgan Chase	AUD	643,059	CHF	437,754	25,003

04/28/2021	JPMorgan Chase	AUD	503,866	CHF	343,000	19,591

04/28/2021	JPMorgan Chase	CAD	1,494,873	CHF	1,039,665	88,756

04/28/2021	JPMorgan Chase	CAD	586,259	CHF	407,753	34,790

04/28/2021	JPMorgan Chase	USD	739,854	CHF	657,314	43,864

04/28/2021	JPMorgan Chase	USD	375,021	CHF	332,921	22,512

04/28/2021	JPMorgan Chase	USD	343,652	CNH	2,229,493	4,772

04/28/2021	JPMorgan Chase	AUD	1,655,723	EUR	1,043,745	33,094

04/28/2021	JPMorgan Chase	USD	2,527,749	EUR	2,107,633	54,691

04/28/2021	JPMorgan Chase	USD	819,027	EUR	673,505	28,749

04/28/2021	JPMorgan Chase	USD	766,745	EUR	630,512	26,914

04/28/2021	JPMorgan Chase	USD	757,516	EUR	622,923	26,590

04/28/2021	JPMorgan Chase	USD	568,758	EUR	467,703	19,964

04/28/2021	JPMorgan Chase	USD	1,120,237	JPY	117,119,139	62,168

04/28/2021	JPMorgan Chase	USD	415,511	JPY	43,441,045	23,059

04/28/2021	JPMorgan Chase	USD	372,624	JPY	38,957,271	20,679

Subtotal JPMorgan Chase						535,196

Subtotal - Open forward currency contracts with unrealized appreciation						$681,755

Open forward currency contracts with unrealized depreciation

04/28/2021	UBS AG	SEK	3,330,057	EUR	328,793	(4,401)

04/28/2021	UBS AG	USD	707,991	GBP	516,024	(3,468)

Subtotal UBS AG						(7,869)

04/28/2021	Northern Trust	SEK	2,114,964	GBP	185,007	(12,843)

04/28/2021	Northern Trust	USD	440,964	GBP	321,420	(2,187)

04/28/2021	Northern Trust	CNH	3,953,482	USD	605,374	(4,449)

The accompanying notes are an integral part of the financial statements.

30  SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/21 (UNAUDITED)

Ariel Global Fund (continued)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

04/28/2021	Northern Trust	SGD	724,321	USD	545,361	$(6,991)

Subtotal Northern Trust						(26,470)

04/28/2021	JPMorgan Chase	USD	541,149	GBP	393,960	(2,015)

04/28/2021	JPMorgan Chase	USD	1,061,750	GBP	773,864	(5,200)

04/28/2021	JPMorgan Chase	CNH	2,229,493	USD	341,393	(2,513)

Subtotal JPMorgan Chase						(9,728)

Subtotal - Open forward currency contracts with unrealized depreciation						$(44,067)

Net unrealized appreciation (depreciation) on forward currency contracts						$637,688

ADR American Depositary Receipt

(a)Non-income producing.

(b)The rate presented is the 7-day current yield as of March 31, 2021.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   31

Statements of assets & liabilities	03/31/21	(UNAUDITED)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Assets:

Investments in unaffiliated issuers, at value (cost $1,439,513,777, $741,067,582 and $41,017,200, respectively)	$2,596,498,996	$1,308,597,755	$60,775,415

Short-term investments, at value (cost $276,892,219, $37,275,429 and $819,322, respectively)	276,892,219	37,275,429	819,322

Dividends and interest receivable	1,083,866	1,015,115	14,106

Receivable for fund shares sold	7,675,243	1,219,249	7,044

Receivable for securities sold	—	3,977,457	—

Prepaid and other assets	45,158	15,322	12,381

Total assets	2,882,195,482	1,352,100,327	61,628,268

Liabilities:

Payable for securities purchased	41,732,898	—	—

Payable for fund shares redeemed	3,470,172	634,884	50,025

Other liabilities	484,502	338,458	31,747

Total liabilities	45,687,572	973,342	81,772

Net assets	$2,836,507,910	$1,351,126,985	$61,546,496

Net assets consist of:

Paid-in capital	$1,673,831,908	$706,156,277	$40,350,592

Distributable earnings	1,162,676,002	644,970,708	21,195,904

Net assets	$2,836,507,910	$1,351,126,985	$61,546,496

Investor class shares:

Net assets	$1,675,428,201	$1,059,110,151	$43,804,724

Shares outstanding (no par value, unlimited authorized)	20,740,797	21,139,881	2,614,766

Net asset value, offering and redemption price per share	$80.78	$50.10	$16.75

Institutional class shares:

Net assets	$1,161,079,709	$292,016,834	$17,741,772

Shares outstanding (no par value, unlimited authorized)	14,354,630	5,818,106	1,058,406

Net asset value, offering and redemption price per share	$80.89	$50.19	$16.76

The accompanying notes are an integral part of the financial statements.

32   SLOW AND STEADY WINS THE RACE

Statements of assets & liabilities	03/31/21	(UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Assets:

Investments in unaffiliated issuers, at value (cost $640,864,073 and $100,375,423, respectively)	$745,607,626	$132,372,680

Short-term investments, at value (cost $43,180,078 and $5,776,601, respectively)	43,180,078	5,776,601

Foreign currencies (cost $5,783,093 and $449,170, respectively)	5,688,351	439,172

Dividends and interest receivable	2,902,281	472,823

Receivable for dividend reclaims	3,099,848	341,008

Receivable for fund shares sold	915,271	1,030,133

Receivable for securities and foreign currencies sold	—	177

Unrealized appreciation on forward currency contracts	896,977	681,755

Prepaid and other assets	17,980	11,895

Total assets	802,308,412	141,126,244

Liabilities:

Payable for securities and foreign currencies purchased	365,519	351,318

Payable for fund shares redeemed	10,152	—

Unrealized depreciation on forward currency contracts	3,546,543	44,067

Other liabilities	109,675	46,435

Total liabilities	4,031,889	441,820

Net assets	$798,276,523	$140,684,424

Net assets consist of:

Paid-in capital	$744,465,600	$111,410,167

Distributable earnings	53,810,923	29,274,257

Net assets	$798,276,523	$140,684,424

Investor class shares:

Net assets	$24,403,409	$12,890,463

Shares outstanding (no par value, unlimited authorized)	1,670,025	744,962

Net asset value, offering and redemption price per share	$14.61	$17.30

Institutional class shares:

Net assets	$773,873,114	$127,793,961

Shares outstanding (no par value, unlimited authorized)	54,146,769	7,630,206

Net asset value, offering and redemption price per share	$14.29	$16.75

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   33

Statements of operations	SIX MONTHS ENDED 03/31/21 (UNAUDITED)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Investment income:
Dividends
Unaffiliated issuers	$11,935,081	$11,370,388	$544,778

Total investment income	11,935,081	11,370,388	544,778

Expenses:
Management fees	6,116,641	4,177,839	172,901
Distribution fees (Investor Class)	1,618,212	1,159,103	47,401
Shareholder service fees
Investor Class	511,175	330,747	9,233
Institutional Class	181,293	47,716	1,507
Transfer agent fees and expenses
Investor Class	122,921	98,695	7,473
Institutional Class	47,521	15,333	1,386
Printing and postage expenses
Investor Class	169,715	124,069	8,596
Institutional Class	24,008	13,040	590
Trustees’ fees and expenses	213,885	128,202	5,856
Professional fees	79,722	53,140	15,216
Custody fees and expenses	11,996	7,866	2,600
Federal and state registration fees	27,717	21,877	18,761
Interest expense	—	—	53
Miscellaneous expenses	124,155	76,109	7,274

Total expenses before reimbursements	9,248,961	6,253,736	298,847
Expense reimbursements	—	—	(51,944)

Net expenses	9,248,961	6,253,736	246,903

Net investment income	2,686,120	5,116,652	297,875

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	84,377,916	87,049,327	2,026,675
Affiliated issuers	(15,005,828)(a)	—	—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	759,255,118	317,662,098	16,005,344
Affiliated issuers	59,950,501(a)	—	—

Net gain (loss) on investments	888,577,707	404,711,425	18,032,019

Net increase (decrease) in net assets resulting from operations	$891,263,827	$409,828,077	$18,329,894

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

34   SLOW AND STEADY WINS THE RACE

Statements of operations	SIX MONTHS ENDED 03/31/21	(UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$8,749,180(a)	$1,629,406(a)

Total investment income	8,749,180	1,629,406

Expenses:
Management fees	2,881,070	525,408
Distribution fees (Investor Class)	28,755	14,892
Shareholder service fees
Investor Class	10,732	4,743
Institutional Class	83,392	6,694
Transfer agent fees and expenses
Investor Class	3,315	2,665
Institutional Class	44,653	7,196
Printing and postage expenses
Investor Class	5,675	3,787
Institutional Class	5,477	798
Trustees’ fees and expenses	79,300	14,003
Professional fees	40,183	21,028
Custody fees and expenses	128,360	16,178
Administration fees	24,110	8,306
Fund accounting fees	16,900	6,116
Federal and state registration fees	22,476	19,609
Miscellaneous expenses	47,864	11,596

Total expenses before reimbursements	3,422,262	663,019
Expense reimbursements	(224,326)	(70,176)

Net expenses	3,197,936	592,843

Net investment income	5,551,244	1,036,563

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(7,187,099)	(10,507)
Translation of assets and liabilities in foreign currencies	1,417,452	(101,690)
Forward currency contracts	531,807	(447,227)

Total	(5,237,840)	(559,424)

Change in net unrealized appreciation (depreciation) on:
Investments	55,703,945	15,969,578
Translation of assets and liabilities in foreign currencies	(243,995)	(26,951)
Forward currency contracts	(564,163)	742,984

Total	54,895,787	16,685,611

Net gain (loss) on investments	49,657,947	16,126,187

Net increase (decrease) in net assets resulting from operations	$55,209,191	$17,162,750

(a)Net of $834,290 and $112,032 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   35

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations:
Net investment income (loss)	$2,686,120	$14,662,224	$5,116,652	$11,394,094
Net realized gain (loss) on investments	69,372,088	78,895,856	87,049,327	96,520,017
Change in net unrealized appreciation (depreciation) on investments	819,205,619	(268,658,724)	317,662,098	(180,263,930)

Net increase (decrease) in net assets from operations	891,263,827	(175,100,644)	409,828,077	(72,349,819)

Distributions to shareholders:
Investor Class	(64,581,986)	(76,888,411)	(84,552,421)	(75,047,808)
Institutional Class	(39,817,967)	(46,679,751)	(22,647,630)	(22,869,083)

Total distributions	(104,399,953)	(123,568,162)	(107,200,051)	(97,916,891)

Share transactions:
Value of shares issued
Investor Class	236,862,500	79,382,425	30,911,385	48,222,602
Institutional Class	329,656,520	99,895,664	52,649,999	38,142,541
Value of shares issued in reinvestment of dividends and distributions
Investor Class	63,007,966	74,932,867	82,432,501	73,132,225
Institutional Class	38,667,730	45,595,738	21,745,195	21,956,039
Value of shares redeemed
Investor Class	(112,934,334)	(268,767,987)	(71,909,978)	(206,912,734)
Institutional Class	(98,122,665)	(185,472,150)	(40,743,585)	(125,868,943)

Net increase (decrease) in net assets from share transactions	457,137,717	(154,433,443)	75,085,517	(151,328,270)

Total increase (decrease) in net assets	1,244,001,591	(453,102,249)	377,713,543	(321,594,980)

Net assets:
Beginning of period	1,592,506,319	2,045,608,568	973,413,442	1,295,008,422

End of period	$2,836,507,910	$1,592,506,319	$1,351,126,985	$973,413,442

Capital share transactions:
Investor shares
Shares sold	3,074,232	1,417,055	685,278	1,211,421
Shares issued to holders in reinvestment of dividends	1,024,148	1,185,100	2,028,460	1,681,654
Shares redeemed	(1,664,608)	(4,841,850)	(1,631,838)	(5,270,167)

Net increase (decrease)	2,433,772	(2,239,695)	1,081,900	(2,377,092)

Institutional shares
Shares sold	4,317,728	1,856,746	1,175,701	998,772
Shares issued to holders in reinvestment of dividends	624,851	718,813	532,800	503,224
Shares redeemed	(1,530,120)	(3,323,374)	(933,875)	(3,152,070)

Net increase (decrease)	3,412,459	(747,815)	774,626	(1,650,074)

The accompanying notes are an integral part of the financial statements.

36   SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel Focus Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations:
Net investment income (loss)	$297,875	$657,603
Net realized gain (loss) on investments	2,026,675	606,889
Change in net unrealized appreciation (depreciation) on investments	16,005,344	(5,065,029)

Net increase (decrease) in net assets from operations	18,329,894	(3,800,537)

Distributions to shareholders:
Investor Class	(904,539)	(449,140)
Institutional Class	(385,448)	(190,860)

Total distributions	(1,289,987)	(640,000)

Share transactions:
Value of shares issued
Investor Class	2,246,762	8,769,052
Institutional Class	166,372	291,013
Value of shares issued in reinvestment of dividends and distributions
Investor Class	774,921	391,077
Institutional Class	382,043	182,516
Value of shares redeemed
Investor Class	(3,213,236)	(14,491,053)
Institutional Class	(434,559)	(2,439,574)

Net increase (decrease) in net assets from share transactions	(77,697)	(7,296,969)

Total increase (decrease) in net assets	16,962,210	(11,737,506)

Net assets:
Beginning of period	44,584,286	56,321,792

End of period	$61,546,496	$44,584,286

Capital share transactions:
Investor shares
Shares sold	145,439	723,170
Shares issued to holders in reinvestment of dividends	57,611	28,587
Shares redeemed	(213,218)	(1,289,759)

Net increase (decrease)	(10,168)	(538,002)

Institutional shares
Shares sold	11,691	24,788
Shares issued to holders in reinvestment of dividends	28,339	13,361
Shares redeemed	(30,003)	(196,443)

Net increase (decrease)	10,027	(158,294)

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   37

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations:
Net investment income (loss)	$5,551,244	$13,016,050	$1,036,563	$1,904,307
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	(5,237,840)	(35,687,524)	(559,424)	(2,057,107)
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	54,895,787	39,281,354	16,685,611	4,200,436

Net increase (decrease) in net assets from operations	55,209,191	16,609,880	17,162,750	4,047,636

Distributions to shareholders:
Investor Class	(325,333)	(386,371)	(102,891)	(534,437)
Institutional Class	(11,974,667)	(14,313,629)	(1,247,109)	(4,196,383)

Total distributions	(12,300,000)	(14,700,000)	(1,350,000)	(4,730,820)

Share transactions:
Value of shares issued
Investor Class	5,451,264	5,222,931	1,199,167	1,499,744
Institutional Class	158,115,441	92,622,193	24,953,148	19,949,287
Value of shares issued in reinvestment of dividends and distributions
Investor Class	301,565	355,381	87,285	461,661
Institutional Class	11,521,695	13,880,644	1,242,779	4,177,327
Value of shares redeemed
Investor Class	(4,680,178)	(8,896,414)	(519,392)	(3,140,666)
Institutional Class	(36,989,645)	(230,913,115)	(8,053,708)	(2,185,004)

Net increase (decrease) in net assets from share transactions	133,720,142	(127,728,380)	18,909,279	20,762,349

Total increase (decrease) in net assets	176,629,333	(125,818,500)	34,722,029	20,079,165

Net assets:
Beginning of period	621,647,190	747,465,690	105,962,395	85,883,230

End of period	$798,276,523	$621,647,190	$140,684,424	$105,962,395

Capital share transactions:
Investor shares
Shares sold	374,735	392,295	72,120	98,772
Shares issued to holders in reinvestment of dividends	21,163	25,787	5,338	29,826
Shares redeemed	(325,177)	(669,750)	(31,344)	(219,556)

Net increase (decrease)	70,721	(251,668)	46,114	(90,958)

Institutional shares
Shares sold	11,164,404	7,029,709	1,638,836	1,334,079
Shares issued to holders in reinvestment of dividends	827,708	1,033,555	78,558	279,454
Shares redeemed	(2,628,141)	(18,115,827)	(490,601)	(151,791)

Net increase (decrease)	9,363,971	(10,052,563)	1,226,793	1,461,742

The accompanying notes are an integral part of the financial statements.

38   SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Fund (Investor Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$54.40		$63.40	$74.58	$69.11	$63.74	$63.93
Income from investment operations:
Net investment income (loss)	(0.10)		0.50	0.65	0.57	0.52	0.62
Net realized and unrealized gain (loss) on investments	30.08		(5.72)	(6.10)	9.31	9.07	8.86

Total from investment operations	29.98		(5.22)	(5.45)	9.88	9.59	9.48

Distributions to shareholders:
Dividends from net investment income	(0.20)		(0.55)	(0.59)	(0.48)	(0.18)	(0.41)
Distributions from capital gains	(3.40)		(3.23)	(5.14)	(3.93)	(4.04)	(9.26)

Total distributions	(3.60)		(3.78)	(5.73)	(4.41)	(4.22)	(9.67)

Net asset value, end of period	$80.78		$54.40	$63.40	$74.58	$69.11	$63.74

Total return	57.21%	(a)	(9.03)%	(7.17)%	14.98%	15.76%	15.55%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,675,428		$995,861	$1,302,745	$1,587,936	$1,542,730	$1,467,270
Ratio of expenses to average net assets	1.00%	(b)	1.04%	1.02%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets	0.14%	(b)	0.70%	0.97%	0.74%	0.72%	1.02%
Portfolio turnover rate	15%	(a)	23%	22%	19%	14%	20%

			Year ended September 30
Ariel Fund (Institutional Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$54.53		$63.55	$74.78	$69.28	$63.87	$64.08
Income from investment operations:
Net investment income (loss)	0.07		0.58	0.74	0.73	0.63	0.77
Net realized and unrealized gain (loss) on investments	30.07		(5.62)	(6.03)	9.38	9.19	8.91

Total from investment operations	30.14		(5.04)	(5.29)	10.11	9.82	9.68

Distributions to shareholders:
Dividends from net investment income	(0.38)		(0.75)	(0.80)	(0.68)	(0.37)	(0.63)
Distributions from capital gains	(3.40)		(3.23)	(5.14)	(3.93)	(4.04)	(9.26)

Total distributions	(3.78)		(3.98)	(5.94)	(4.61)	(4.41)	(9.89)

Net asset value, end of period	$80.89		$54.53	$63.55	$74.78	$69.28	$63.87

Total return	57.46%	(a)	(8.74)%	(6.86)%	15.30%	16.11%	15.87%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,161,080		$596,645	$742,864	$673,273	$593,887	$521,595
Ratio of expenses to average net assets	0.69%	(b)	0.72%	0.70%	0.72%	0.71%	0.72%
Ratio of net investment income to average net assets	0.45%	(b)	1.01%	1.31%	1.03%	1.01%	1.31%
Portfolio turnover rate	15%	(a)	23%	22%	19%	14%	20%

(a)	Not annualized.

(b)	Annualized.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   39

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Appreciation Fund (Investor Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$38.76		$44.43	$49.48	$50.91	$48.90	$48.01
Income from investment operations:
Net investment income (loss)	0.06		0.48	0.62	0.40	0.51	0.70
Net realized and unrealized gain (loss) on investments	15.54		(2.77)	(2.83)	4.17	5.21	5.62

Total from investment operations	15.60		(2.29)	(2.21)	4.57	5.72	6.32

Distributions to shareholders:
Dividends from net investment income	(0.24)		(0.42)	(0.42)	(0.39)	(0.30)	(0.50)
Distributions from capital gains	(4.02)		(2.96)	(2.42)	(5.61)	(3.41)	(4.93)

Total distributions	(4.26)		(3.38)	(2.84)	(6.00)	(3.71)	(5.43)

Net asset value, end of period	$50.10		$38.76	$44.43	$49.48	$50.91	$48.90

Total return	42.91%	(a)	(5.93)%	(4.23)%	9.90%	12.41%	13.66%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,059,110		$777,404	$996,797	$1,321,843	$1,450,735	$1,483,144
Ratio of expenses to average net assets	1.13%	(b)	1.15%	1.14%	1.13%	1.12%	1.12%
Ratio of net investment income to average net assets	0.81%	(b)	0.98%	1.05%	0.72%	0.94%	1.43%
Portfolio turnover rate	14%	(a)	24%	18%	11%	20%	14%

			Year ended September 30
Ariel Appreciation Fund (Institutional Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$38.86		$44.55	$49.64	$51.07	$49.03	$48.17
Income from investment operations:
Net investment income (loss)	0.15		0.60	0.59	0.48	0.59	0.72
Net realized and unrealized gain (loss) on investments	15.56		(2.77)	(2.68)	4.25	5.30	5.76

Total from investment operations	15.71		(2.17)	(2.09)	4.73	5.89	6.48

Distributions to shareholders:
Dividends from net investment income	(0.36)		(0.56)	(0.58)	(0.55)	(0.44)	(0.69)
Distributions from capital gains	(4.02)		(2.96)	(2.42)	(5.61)	(3.41)	(4.93)

Total distributions	(4.38)		(3.52)	(3.00)	(6.16)	(3.85)	(5.62)

Net asset value, end of period	$50.19		$38.86	$44.55	$49.64	$51.07	$49.03

Total return	43.14%	(a)	(5.65)%	(3.91)%	10.21%	12.78%	14.01%

Supplemental data and ratios:
Net assets, end of period, in thousands	$292,017		$196,009	$298,211	$267,831	$247,526	$219,206
Ratio of expenses to average net assets	0.83%	(b)	0.84%	0.82%	0.82%	0.81%	0.82%
Ratio of net investment income to average net assets	1.12%	(b)	1.26%	1.39%	1.03%	1.25%	1.73%
Portfolio turnover rate	14%	(a)	24%	18%	11%	20%	14%

(a)	Not annualized.

(b)	Annualized.

The accompanying notes are an integral part of the financial statements.

40   SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Focus Fund (Investor Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.13		$12.89	$14.77	$13.71	$11.83	$11.70
Income from investment operations:
Net investment income (loss)	0.07		0.18	0.16	0.13	0.13	0.13
Net realized and unrealized gain (loss) on investments	4.89		(0.80)	(1.20)	1.71	1.88	1.46

Total from investment operations	4.96		(0.62)	(1.04)	1.84	2.01	1.59

Distributions to shareholders:
Dividends from net investment income	(0.12)		(0.14)	(0.13)	(0.11)	(0.13)	(0.13)
Distributions from capital gains	(0.22)		—	(0.71)	(0.67)	—	(1.33)

Total distributions	(0.34)		(0.14)	(0.84)	(0.78)	(0.13)	(1.46)

Net asset value, end of period	$16.75		$12.13	$12.89	$14.77	$13.71	$11.83

Total return	41.66%(a)		(4.91)%	(6.86)%	14.26%	17.09%	14.59%

Supplemental data and ratios:
Net assets, end of period, in thousands	$43,804		$31,852	$40,770	$44,964	$40,607	$36,173
Ratio of expenses to average net assets, including waivers	1.00%	(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets, excluding waivers	1.22%	(b)	1.25%	1.23%	1.20%	1.19%	1.35%
Ratio of net investment income to average net assets, including waivers	1.05%	(b)	1.23%	1.30%	0.98%	0.93%	1.23%
Ratio of net investment income to average net assets, excluding waivers	0.83%	(b)	0.98%	1.07%	0.78%	0.74%	0.88%
Portfolio turnover rate	16%	(a)	22%	18%	27%	35%	20%

			Year ended September 30
Ariel Focus Fund (Institutional Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.14		$12.89	$14.77	$13.69	$11.81	$11.71
Income from investment operations:
Net investment income (loss)	0.09		0.19	0.19	0.17	0.15	0.15
Net realized and unrealized gain (loss) on investments	4.89		(0.78)	(1.20)	1.71	1.89	1.46

Total from investment operations	4.98		(0.59)	(1.01)	1.88	2.04	1.61

Distributions to shareholders:
Dividends from net investment income	(0.14)		(0.16)	(0.16)	(0.13)	(0.16)	(0.18)
Distributions from capital gains	(0.22)		—	(0.71)	(0.67)	—	(1.33)

Total distributions	(0.36)		(0.16)	(0.87)	(0.80)	(0.16)	(1.51)

Net asset value, end of period	$16.76		$12.14	$12.89	$14.77	$13.69	$11.81

Total return	41.83%(a)		(4.69)%	(6.56)%	14.54%	17.40%	14.83%

Supplemental data and ratios:
Net assets, end of period, in thousands	$17,742		$12,732	$15,552	$20,929	$14,378	$11,618
Ratio of expenses to average net assets, including waivers	0.75%	(b)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets, excluding waivers	0.88%	(b)	0.89%	0.89%	0.86%	0.90%	1.08%
Ratio of net investment income to average net assets, including waivers	1.30%	(b)	1.47%	1.54%	1.24%	1.18%	1.48%
Ratio of net investment income to average net assets, excluding waivers	1.17%	(b)	1.33%	1.40%	1.13%	1.03%	1.15%
Portfolio turnover rate	16%	(a)	22%	18%	27%	35%	20%

(a)	Not annualized.

(b)	Annualized.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   41

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel International Fund (Investor Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.68		$13.42	$13.91	$14.23	$13.21	$12.17
Income from investment operations:
Net investment income (loss)	0.06		0.36	0.79	0.37	0.26	0.14
Net realized and unrealized gain (loss) on investments	1.08		0.12	(1.13)	(0.44)	0.96	0.93

Total from investment operations	1.14		0.48	(0.34)	(0.07)	1.22	1.07

Distributions to shareholders:
Dividends from net investment income	(0.21)		(0.22)	(0.12)	(0.10)	(0.17)	(0.02)
Distributions from capital gains	—		—	(0.03)	(0.15)	(0.03)	(0.01)

Total distributions	(0.21)		(0.22)	(0.15)	(0.25)	(0.20)	(0.03)

Net asset value, end of period	$14.61		$13.68	$13.42	$13.91	$14.23	$13.21

Total return	8.41%(a)		3.57%	(2.39)%	(0.49)%	9.55%	8.76%

Supplemental data and ratios:
Net assets, end of period, in thousands	$24,403		$21,877	$24,849	$54,169	$70,616	$72,200
Ratio of expenses to average net assets, including waivers	1.13%	(b)	1.13%	1.13%	1.13%	1.15% (c)	1.25%
Ratio of expenses to average net assets, excluding waivers	1.32%	(b)	1.33%	1.32%	1.31%	1.32%	1.52%
Ratio of net investment income to average net assets, including waivers	1.24%	(b)	1.69%	1.94%	1.80%	1.79%	1.94%
Ratio of net investment income to average net assets, excluding waivers	1.05%	(b)	1.49%	1.75%	1.62%	1.62%	1.67%
Portfolio turnover rate	16%	(a)	24%	20%	8%	23%	27%

			Year ended September 30
Ariel International Fund (Institutional Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.39		$13.18	$13.68	$13.99	$13.00	$11.96
Income from investment operations:
Net investment income (loss)	0.10		0.29	0.29	0.23	0.18	0.20
Net realized and unrealized gain (loss) on investments	1.04		0.20	(0.60)	(0.26)	1.05	0.87

Total from investment operations	1.14		0.49	(0.31)	(0.03)	1.23	1.07

Distributions to shareholders:
Dividends from net investment income	(0.24)		(0.28)	(0.16)	(0.13)	(0.21)	(0.02)
Distributions from capital gains	—		—	(0.03)	(0.15)	(0.03)	(0.01)

Total distributions	(0.24)		(0.28)	(0.19)	(0.28)	(0.24)	(0.03)

Net asset value, end of period	$14.29		$13.39	$13.18	$13.68	$13.99	$13.00

Total return	8.58%(a)		3.74%	(2.13)%	(0.17)%	9.80%	8.98%

Supplemental data and ratios:
Net assets, end of period, in thousands	$773,873		$599,770	$722,616	$620,017	$431,341	$120,904
Ratio of expenses to average net assets, including waivers	0.88%	(b)	0.88%	0.88%	0.88%	0.89% (c)	1.00%
Ratio of expenses to average net assets, excluding waivers	0.94%	(b)	0.96%	0.93%	0.93%	0.95%	1.10%
Ratio of net investment income to average net assets, including waivers	1.55%	(b)	1.98%	2.49%	2.23%	2.52%	2.41%
Ratio of net investment income to average net assets, excluding waivers	1.49%	(b)	1.90%	2.44%	2.18%	2.46%	2.31%
Portfolio turnover rate	16%	(a)	24%	20%	8%	23%	27%

(a)	Not annualized.

(b)	Annualized.

(c)

Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

The accompanying notes are an integral part of the financial statements.

42   SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Global Fund (Investor Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.36		$15.40	$16.48	$16.05	$14.60	$13.11
Income from investment operations:
Net investment income (loss)	0.12		0.27	0.32	0.19	0.22	0.12
Net realized and unrealized gain (loss) on investments	1.96		0.38	(0.92)	0.94	1.60	1.48

Total from investment operations	2.08		0.65	(0.60)	1.13	1.82	1.60

Distributions to shareholders:
Dividends from net investment income	(0.14)		(0.31)	(0.32)	(0.16)	(0.21)	(0.11)
Distributions from capital gains	—		(0.38)	(0.16)	(0.54)	(0.16)	—

Total distributions	(0.14)		(0.69)	(0.48)	(0.70)	(0.37)	(0.11)

Net asset value, end of period	$17.30		$15.36	$15.40	$16.48	$16.05	$14.60

Total return	13.61%(a)		4.23%	(3.41)%	7.38%	12.87%	12.26%

Supplemental data and ratios:
Net assets, end of period, in thousands	$12,890		$10,733	$12,159	$14,798	$11,459	$9,275
Ratio of expenses to average net assets, including waivers	1.13%	(b)	1.13%	1.13%	1.13%	1.15% (c)	1.25%
Ratio of expenses to average net assets, excluding waivers	1.39%	(b)	1.46%	1.44%	1.46%	1.42%	1.70%
Ratio of net investment income to average net assets, including waivers	1.32%	(b)	1.61%	1.85%	1.60%	1.66%	1.34%
Ratio of net investment income to average net assets, excluding waivers	1.06%	(b)	1.28%	1.54%	1.27%	1.39%	0.90%
Portfolio turnover rate	18%	(a)	23%	29%	11%	24%	31%

			Year ended September 30
Ariel Global Fund (Institutional Class)	Six months ended March 31, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.87		$14.92	$15.98	$15.57	$14.21	$12.81
Income from investment operations:
Net investment income (loss)	0.07		0.21	0.39	0.24	0.25	0.20
Net realized and unrealized gain (loss) on investments	1.97		0.45	(0.93)	0.89	1.55	1.40

Total from investment operations	2.04		0.66	(0.54)	1.13	1.80	1.60

Distributions to shareholders:
Dividends from net investment income	(0.16)		(0.33)	(0.36)	(0.18)	(0.28)	(0.20)
Distributions from capital gains	—		(0.38)	(0.16)	(0.54)	(0.16)	—

Total distributions	(0.16)		(0.71)	(0.52)	(0.72)	(0.44)	(0.20)

Net asset value, end of period	$16.75		$14.87	$14.92	$15.98	$15.57	$14.21

Total return	13.81%(a)		4.48%	(3.18)%	7.63%	13.10%	12.56%

Supplemental data and ratios:
Net assets, end of period, in thousands	$127,794		$95,229	$73,724	$119,609	$89,898	$73,166
Ratio of expenses to average net assets, including waivers	0.88%	(b)	0.88%	0.88%	0.88%	0.90% (c)	1.00%
Ratio of expenses to average net assets, excluding waivers	0.97%	(b)	1.01%	0.99%	0.98%	1.01%	1.14%
Ratio of net investment income to average net assets, including waivers	1.60%	(b)	1.93%	2.07%	1.88%	1.91%	1.60%
Ratio of net investment income to average net assets, excluding waivers	1.51%	(b)	1.80%	1.96%	1.78%	1.80%	1.47%
Portfolio turnover rate	18%	(a)	23%	29%	11%	24%	31%

(a) Not annualized.

(b) Annualized.

(c)

Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   43

Notes to the financial statements	03/31/21 (UNAUDITED)

NOTE ONE    |    ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO    |    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events occurring after March 31, 2021 through the date the financial statements were issued and determined that there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

44    SLOW AND STEADY WINS THE RACE

Notes to the financial statements	03/31/21 (UNAUDITED)

The following tables summarize the inputs used as of March 31, 2021, in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1	$2,873,391,215	$1,345,873,184	$61,594,737
Level 2	—	—	—
Level 3	—	—	—

Total Investments	$2,873,391,215	$1,345,873,184	$61,594,737

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2 *	Level 3	Total
Common stocks
Communication services	$160,937,478	$—	$—	$160,937,478
Consumer discretionary	103,776,404	—	—	103,776,404
Consumer staples	117,995,205	—	—	117,995,205
Energy	7,136,950	—	—	7,136,950
Financials	84,212,731	—	—	84,212,731
Health care	124,816,399	—	—	124,816,399
Industrials	18,974,798	—	—	18,974,798
Information technology	22,061,544	—	—	22,061,544
Real estate	6,975,534	—	—	6,975,534
Utilities	98,720,583	—	—	98,720,583

Total common stocks	$745,607,626	$—	$—	$745,607,626
Short-term investments	43,180,078	—	—	43,180,078

Total investments	$788,787,704	$—	$—	$788,787,704

Other financial instruments
Forward currency contracts^	$—	$(2,649,566)	$—	$(2,649,566)
Ariel Global Fund	Level 1	Level 2 *	Level 3	Total
Common stocks
Communication services	$22,497,131	$—	$—	$22,497,131
Consumer discretionary	11,880,426	—	—	11,880,426
Consumer staples	14,485,862	—	—	14,485,862
Financials	15,521,206	—	—	15,521,206
Health care	34,362,114	—	—	34,362,114
Industrials	807,500	—	—	807,500
Information technology	23,123,311	—	—	23,123,311
Real estate	1,955,196	—	—	1,955,196
Utilities	7,739,934	—	—	7,739,934

Total common stocks	$132,372,680	$—	$—	$132,372,680
Short-term investments	5,776,601	—	—	5,776,601

Total investments	$138,149,281	$—	$—	$138,149,281

Other financial instruments
Forward currency contracts^	$—	$637,688	$—	$637,688

*	As of March 31, 2021, the Level 2 investments held were foreign forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a

ARIELINVESTMENTS.COM     45

Notes to the financial statements	03/31/21 (UNAUDITED)

default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as Distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of Distributable earnings. The Funds record realized gain (loss) when a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

NOTE THREE    |     INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended March 31, 2021 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Purchases	$442,670,122	$156,362,696	$8,243,894	$249,423,973	$40,130,516

Sales	297,068,847	215,093,488	9,505,811	103,823,543	20,903,790

NOTE FOUR    |    INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2017 – 2020), and has concluded that no provision for federal income tax is required in the financial statements.

46   SLOW AND STEADY WINS THE RACE

Notes to the financial statements	03/31/21 (UNAUDITED)

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at March 31, 2021 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Cost of investments	$1,757,137,726	$782,599,721	$42,180,082	$692,587,805	$107,259,733

Gross unrealized appreciation	1,116,253,489	584,256,888	20,125,348	120,854,333	33,770,020

Gross unrealized depreciation	—	(20,983,425)	(710,693)	(24,654,434)	(2,880,472)

Net unrealized appreciation (depreciation)	$1,116,253,489	$563,273,463	$19,414,655	$96,199,899	$30,889,548

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Tax adjustments are calculated annually. For interim periods, the Funds determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Distributions to shareholders—Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclassifications, net operating loss, or foreign currency.

Distributions —The tax character of distributions paid during the periods ended March 31, 2021 and September 30, 2020 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	03/31/21	09/30/20	03/31/21	09/30/20	03/31/21	09/30/20
Distributions from:
Ordinary income	$8,000,000	$24,668,121	$7,200,000	$14,116,870	$470,000	$640,000
Long-term capital gains	96,399,953	98,900,041	100,000,050	83,800,021	819,987	—

Total distributions	$104,399,953	$123,568,162	$107,200,051	$97,916,891	$1,289,987	$640,000

	Ariel International Fund		Ariel Global Fund
	03/31/21	09/30/20	03/31/21	09/30/20
Distributions from:
Ordinary income	$12,300,000	$14,700,000	$1,350,000	$2,250,000
Long-term capital gains	—	—	—	2,480,820

Total distributions	$12,300,000	$14,700,000	$1,350,000	$4,730,820

NOTE FIVE    |     INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.75%	0.75%

ARIELINVESTMENTS.COM   47

Notes to the financial statements	03/31/21 (UNAUDITED)

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:

			Ariel Focus Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class
First $30 million	1.50%	1.50%	—	—

Over $30 million	1.00%	1.00%	—	—

On average daily net assets	—	—	1.00%	0.75%

Expiration of waivers*	—	—	2022	2022

	Ariel International Fund		Ariel Global Fund

	Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets	1.13%	0.88%	1.13%	0.88%

Expiration of waivers*	2022	2022	2022	2022

*	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the six months ended March 31, 2021 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$1,618,212	$1,159,103	$47,401	$28,755	$14,892

Paid to broker/dealers	1,239,179	845,328	22,413	22,916	9,329

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX    |     FORWARD CURRENCY CONTRACTS

Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts as reflected in the Statements of Operations as well as the Volume of forward currency contracts measured by the number of trades during the year, and the Average notional value of the forward currency contracts for the six months ended March 31, 2021 were:

	Ariel International Fund	Ariel Global Fund

Net realized gain (loss) on forward currency contracts	$531,807	$(447,227)

Change in net unrealized appreciation (depreciation) on forward currency contracts	$(564,163)	$742,984

Volume of forward currency contracts	51	67

Average notional value of forward currency contracts	$8,552,809	$726,026

Complete lists of forward currency contracts open as of March 31, 2021 are included in the Schedules of Investments for the respective Fund.

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Notes to the financial statements	03/31/21 (UNAUDITED)

NOTE SEVEN    |    TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the six months ended March 31, 2021 in the security that was deemed to be an affiliated company:

	Share activity				Six months ended March 31, 2021
Security name	Balance September 30, 2020	Purchases	Sales	Balance March 31, 2021	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets
Ariel Fund

U.S. Silica Holdings, Inc. (Basic materials)^	5,477,884	—	2,397,005	3,080,879	$—	$—	$(15,005,828)	$59,950,501	—%

					$—	$—	$(15,005,828)	$59,950,501	—%

^This security is no longer deemed to be an affiliate of the Fund as of March 31, 2021.

NOTE EIGHT    |     LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Effective Rate.

For the six months ended March 31, 2021, no Funds utilized the line of credit.

NOTE NINE    |     CORONAVIRUS (COVID-19) PANDEMIC

The global outbreak of COVID-19 has disrupted economic markets and the economic impact, duration and spread of the COVID-19 virus remains uncertain at this time. The operational and financial performance of the issuers of securities in which the Funds invest may be significantly impacted by COVID-19, which may in turn impact the value of the Funds’ investments.

ARIELINVESTMENTS.COM   49

Important supplemental information	03/31/21 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

LIQUIDITY NARRATIVE FOR SHAREHOLDERS

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (“Program”). The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser, Ariel Investments, LLC. The Funds’ Board of Trustees (“Board”) has approved the designation of the LRMC to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the LRMC’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk during the year ended December 31, 2020.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

APPROVAL OF THE MANAGEMENT AGREEMENTS

Each year the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Adviser or the Funds (“Independent Trustees”), is required by the 1940 Act to determine whether to continue each Fund’s management and advisory agreements with the Adviser (together the “Agreements”). At a meeting held in December 2020, the Board, including all of the Independent Trustees, upon recommendation of the Board’s Management Contracts Committee (the “Committee”), determined that the continuation of the Agreements was in the best interest of each Fund and its shareholders, and approved the continuation of each Agreement.

The Committee, which is comprised entirely of Independent Trustees and includes all Independent Trustees, led the Board in its consideration of the Agreements. In evaluating the Agreements with respect to each Fund, both the Committee and the Board held meetings in November and December 2020 to review and evaluate materials provided by the Adviser in response to questions submitted

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Important supplemental information	03/31/21 (UNAUDITED)

by the Independent Trustees and counsel that is independent of the Adviser (“Independent Counsel”). At its meetings, the Committee received presentations from members of management of the Adviser and from the portfolio manager(s) of each Fund. In addition, the Committee members received a memorandum from Independent Counsel describing the factors they should consider in performing their review, a supplemental report (the “Broadridge Report”) prepared by Broadridge, an independent provider of investment company data, and additional written material and presentations from the Adviser. During the meetings, the Committee was advised by, and met in executive session with, Independent Counsel. In connection with its deliberations, the Committee also considered a broad range of information relevant to the Board’s annual review of the Agreements that is provided to the Board and its various standing committees at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by the Adviser, its affiliates, and the Funds’ other service providers.

Nature, Extent and Quality of Services. The Committee considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, also taking into account information received at quarterly Board meetings related to the services rendered by the Adviser and the Independent Trustees’ knowledge of the Adviser’s operations. In addition, the Committee considered the Adviser’s historical approach in managing the Funds; the consistency of the Adviser’s investment approach; the background, education and experience of the Adviser’s investment personnel; the nature and quality of the Adviser’s services, including, among other things, compliance matters such as the Funds’ Liquidity Risk Management Program, trading practices, broker approval and selection, shareholder communications, Fund marketing and distribution strategies, information technology, and cybersecurity protections; and the Adviser’s commitment to diversity and civic affairs. The Committee also considered whether each Fund had operated within its investment objectives and each Fund’s record of compliance with its investment restrictions and other regulatory requirements. The Committee also considered information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees, including with respect to the Adviser’s ability to attract and retain quality personnel. The Committee also considered the personal investments made by the Adviser’s personnel in the Funds, which aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance. The Committee discussed with the Adviser’s portfolio managers factors that contributed to each Fund’s comparative performance as measured against its Broadridge Peer Group. The Committee considered the investment performance of both the Investor and Institutional Classes of each Fund over time, including information provided in the Broadridge Report, comparing each Fund’s performance with that of comparable funds selected by Broadridge (the “Peer Group” or “Broadridge Peer Group”) as well as an analysis of Fund performance as compared to the performance of its benchmark over specific historical periods. For each period, the Broadridge report ranks each fund with the highest investment performance at the top, the fund with the lowest investment performance at the bottom and separates the Peer Group into five levels that each contain 20% of the universe (“quintiles”), with the top 20% being the first quintile and the bottom 20% being the fifth quintile. Where applicable, the Committee considered the one-, two-, three-, four-, five-, and ten-year periods for the fiscal year ended September 30, 2020. The Committee noted that there was not yet ten-year performance for the Institutional Class shares of all Funds or for the Investor Class shares of Ariel International Fund and Ariel Global Fund. In the case of those Funds that underperformed their Broadridge Peer Group in one or more periods, the Committee discussed with the Adviser factors that caused such underperformance; considered the Adviser’s long-term investment process; and noted that the long-term track records supported the investment philosophy that, over time, consistent implementation of the investment approach should result in positive performance, but also would involve periods of underperformance.

Fees and Expenses. The Committee considered comparative fee and expense information for each Fund’s Expense Group, as selected and analyzed in the Broadridge Report, which ranks funds with the lowest fee at the top, the funds with the highest fee at the bottom and separates the Expense Group into five levels that each contain 20% of the universe (“quintiles”), with the top being the first quintile and the bottom being the fifth quintile. The Committee also considered the historical expenses with respect to economies of scale realized by the Adviser and whether such benefits were being passed on to shareholders, such as through the use of breakpoints in the Adviser’s management fees. The Committee considered the impact of the Rule 12b-1 distribution services (“12b-1”) fees on the total expense ratio of the Investor Class of shares for all Funds and the resulting negative impact on the Funds’ Investor Class total expense ratio when compared to funds in their respective Broadridge Expense Groups that do not impose 12b-1 fees. The Committee observed that the Peer Group comparisons for the Funds’ Institutional Class shares were more illustrative since the Institutional Class does not charge 12b-1 fees.

The Committee considered the fees charged and services provided by Ariel to other types of clients and the rationale for any differences between those fees. The Committee also considered the revenue sharing payments made by the Adviser.

The Committee considered the following with respect to the investment performance and fees and expenses of each Fund for the fiscal year ended September 30, 2020:

ARIELINVESTMENTS.COM   51

Important supplemental information	03/31/21 (UNAUDITED)

Ariel Fund. Ariel Fund’s Investor Class performance ranked in the second quintile for the one-year, five-year and ten-year periods as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the second quintile for the one-year and five-year periods as compared to its Broadridge Peer Group.

The actual management fees for Ariel Fund (both share classes) ranked in the second quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Fund’s Investor Class ranked in the third quintile, and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group.

Ariel Appreciation Fund. Ariel Appreciation Fund’s Investor Class performance ranked in the top quintile for the one-year period and the third quintile for the five-year and ten-year periods as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the top quintile for the one-year period and the third quintile for the five-year period as compared to its Broadridge Peer Group.

The actual management fees for Ariel Appreciation Fund (both share classes) ranked in the second quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Appreciation Fund’s Investor Class ranked in the fourth quintile and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group.

Ariel Focus Fund. Ariel Focus Fund’s Investor Class performance ranked in the second quintile for the one-year period, the third quintile for the five-year period and the fourth quintile for the ten-year period as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the second quintile for the one-year period and in the third quintile for the five-year period as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place which resulted in reduced fees and/or expenses. The actual management fees for Ariel Focus Fund’s Investor Class ranked in the top quintile and the Fund’s Institutional Class ranked in the third quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Focus Fund (both share classes) ranked in the top quintile as compared to its Broadridge Expense Group.

Ariel International Fund. Ariel International Fund’s Investor Class performance ranked in the second quintile for the one-year period and the fourth quintile for five-year period as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the second quintile for the one-year period and the fourth quintile for the five-year period as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place which resulted in reduced fees and/or expenses. The actual management fees for Ariel International Fund (both share classes) ranked in the second quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel International Fund (both share classes) ranked in the third quintile as compared to its Broadridge Expense Group.

Ariel Global Fund. Ariel Global Fund’s Investor Class performance ranked in the second quintile for the one-year period and in the third quintile for the five-year period as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the second quintile for the one-year period and in the third quintile for the five-year period as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The actual management fees for Ariel Global Fund’s Investor Class ranked in the second quintile and the Fund’s Institutional Class ranked in the fifth quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Global Fund’s Investor Class ranked in the third quintile and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group.

Profitability and Economies of Scale. The Committee considered the profitability to the Adviser from its relationship with each Fund, including the methodology by which that profitability analysis was calculated. The Committee also considered the fee reimbursements and expense limitations in place for Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund. The Committee considered the extent to which economies of scale may be realized as Funds increase in size and that the management fee schedule for each Fund contains breakpoints at different levels. The Committee considered the effective advisory fee rates for the Funds and whether the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Agreements. The Committee considered information about the Funds’ soft dollar arrangements that benefit the Adviser, as well as the Adviser’s brokerage and trading practices. The Committee also considered ancillary benefits, including whether the Funds benefited from Mr. Rogers’ and Ms. Hobson’s high media profiles.

Approval. After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Agreement was in the best interests of each Fund and its respective shareholders, and the Board approved the continuation of each Agreement. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent

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Important supplemental information	03/31/21 (UNAUDITED)

with the Fund’s Agreement; the Adviser’s commitment to its stated investment strategy and identified circle of competency, and its calm, reasoned and long-term approach to investing; that the management fees paid by each Fund were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund have the potential to allow shareholders to benefit from economies of scale; that the profitability associated with the Adviser’s relationship with the Trust was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively; and that the benefits accruing to the Adviser by virtue of its relationship with the Funds were reasonable in light of the costs of providing the investment management services and the benefits accruing to each Fund. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

ARIELINVESTMENTS.COM   53

Fund expense example	03/31/21 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2020 - March 31, 2021.

ACTUAL EXPENSES

The left portion of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 10/01/20	Ending account value 03/31/21	Expenses paid during period	Ending account value 03/31/21	Expenses paid during period	Annualized expense ratio

Ariel Fund
Investor Class	$1,000.00	$1,572.10	$6.41	$1,019.95	$5.04	1.00%
Institutional Class	1,000.00	1,574.60	4.43	1,021.49	3.48	0.69%

Ariel Appreciation Fund
Investor Class	$1,000.00	$1,429.10	$6.84	$1,019.30	$5.69	1.13%
Institutional Class	1,000.00	1,431.40	5.03	1,020.79	4.18	0.83%

Ariel Focus Fund
Investor Class	$1,000.00	$1,416.60	$6.02	$1,019.95	$5.04	1.00%
Institutional Class	1,000.00	1,418.30	4.52	1,021.19	3.78	0.75%

Ariel International Fund
Investor Class	$1,000.00	$1,084.10	$5.87	$1,019.30	$5.69	1.13%
Institutional Class	1,000.00	1,085.80	4.58	1,020.54	4.43	0.88%

Ariel Global Fund
Investor Class	$1,000.00	$1,136.10	$6.02	$1,019.30	$5.69	1.13%
Institutional Class	1,000.00	1,138.10	4.69	1,020.54	4.43	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (182), and divided by the number of days in the current year (365).

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Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
William C. Dietrich Age: 71	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee and Audit Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Eric H. Holder, Jr. Age: 70	Trustee, Member of Management Contracts and Governance Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019; Governance Committee since 2020	Partner, Covington & Burling since 2015
Christopher G. Kennedy Age: 57	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees

Indefinite, until successor elected Trustee since 1995; Member of Management Contracts Committee since 1995; Audit Committee Chair since 2014 (member since 1995); Member of Executive Committee since 2015

			Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chair, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Kim Y. Lew Age: 54	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020
Stephen C. Mills Age: 61	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2015; Management Contracts Committee since 2015; Audit Committee since 2019	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.
James M. Williams Age: 73	Trustee, Chair of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 93 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 51	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.
John W. Rogers, Jr. Age: 63	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993

Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002

McDonald’s Corporation; Nike, Inc.; The New York Times Company

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

ARIELINVESTMENTS.COM   55

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 62	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008
Wendy D. Fox Age: 58	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017
James R. Rooney Age: 62	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

Note: Number of portfolios in complex overseen by all Officers is five. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

56   SLOW AND STEADY WINS THE RACE

IMPORTANT DISCLOSURES

Risks of investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

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INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

58    SLOW AND STEADY WINS THE RACE

The materials used to produce this report were sourced responsibly.

The paper used along with the packaging are all recyclable.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

What’s inside

•	Value Takes Center Stage Co-CEOs John W. Rogers, Jr. and Mellody Hobson reflect on Ariel’s triple-digit 12-month gains* and renewed investor interest in undervalued small and mid-cap companies.

•	The Reflation Trade As valuations reach multi-year highs, Rupal Bhansali, Chief Investment Officer of International and Global Equities, examines the stretched cyclical trade.

•	Pent-Up Demand Vice Chairman Charlie Bobrinskoy analyzes companies that were initially challenged by pandemic headwinds, then significantly recovered as the economy began to reopen.

•	Company Spotlights Perspectives from our research team on Axalta (NYSE: AXTA), Snap-On (NYSE: SNA) and Stericycle (NASDAQ: SRCL).

*	Past performance does not guarantee future results. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods.

Slow and steady wins the race.	TPI (2,173) ©05/21 AI–01

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable for the reporting period.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 20, 2021

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: May 20, 2021